UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontier Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook,			IL 60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Core Infrastructure Fund

Frontier Timpani Small Cap Growth Fund

Frontier Phocas Small Cap Value Fund

Frontegra Asset Management, Inc.

June 30, 2018

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund
Report from MFG Asset Management	4
Investment Highlights	6
Frontier MFG Core Infrastructure Fund
Report from MFG Asset Management	10
Investment Highlights	12
Frontier Timpani Small Cap Growth Fund
Report from Timpani Capital Management LLC	14
Investment Highlights	16
Frontier Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	18
Investment Highlights	20
Expense Example	21
Schedules of Investments
Frontier MFG Global Equity Fund	24
Frontier MFG Global Plus Fund	25
Frontier MFG Core Infrastructure Fund	26
Frontier Timpani Small Cap Growth Fund	29
Frontier Phocas Small Cap Value Fund	32
Statements of Assets and Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	39
Financial Highlights	42
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	61
Board of Directors' Approval of Advisory and Subadvisory Agreements	62
Additional Information
Directors and Officers	71
Foreign Tax Credit	75
Qualified Dividend Income/Dividends Received Deduction	75

This report is submitted for the general information of the shareholders of the above-listed Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectuses may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the applicable Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc. and Timpani Capital Management LLC, the Funds' investment advisers.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontier Funds over the past twelve months ending June 30, 2018. The S&P 500 Index was up 14.37% and small capitalization stocks were also up, with the Russell 2000® Index returning 17.57%. International stocks, as measured by the MSCI EAFE Index, returned 6.84% over the twelve-month period.

Fund Results

The Frontier MFG Global Equity Fund, managed by MFG Asset Management ("MFG"), returned 13.75% (net) versus the MSCI World Index (Net) return of 11.09% for the twelve-month period ending June 30, 2018.

The Frontier MFG Global Plus Fund — Institutional Class, also managed by MFG, returned 13.12% (net) versus the MSCI World Index (Net) return of 11.09% for the twelve-month period ending June 30, 2018. The Service Class shares returned 13.01% (net) over the same time period.

For the twelve-month period ending June 30, 2018, the Frontier MFG Core Infrastructure Fund — Institutional Class, also managed by MFG, returned 0.60% (net) versus the S&P Global Infrastructure Index return of 1.82%. The Service Class shares returned 0.60% (net) over the same time period.

The Frontier Timpani Small Cap Growth Fund — Institutional Class, managed by Timpani Capital Management, returned 35.48% (net) versus the Russell 2000® Growth Index return of 21.86% for the twelve-month period ending June 30, 2018. The Service Class shares returned 35.37% (net) and the Class Y shares returned 34.95% (net) over the same time period.

The Institutional Class of the Frontier Phocas Small Cap Value Fund, managed by Phocas Financial, returned 12.52% (net) versus the Russell 2000 Value Index return of 13.10% for the twelve-month period ending June 30, 2018. The Service Class shares returned 12.42% (net) over the same time period.

Outlook

Equity markets have enjoyed solid returns for the past twelve months, although returns thus far in calendar year 2018 have been muted relative to the last six months of 2017. While sustained and synchronized global growth and robust corporate earnings continued to support cyclical assets early in 2018, higher inflation expectations, concerns regarding monetary tightening at the Federal Reserve and political and geopolitical uncertainty — including trade tariffs — have weighed on market sentiment thus far in 2018. While consensus expectations are for positive returns from equities in the near term, volatility is also expected to increase, requiring heightened attention when navigating markets.

We will continue to oversee the investment management of the Frontier Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontier Funds.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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FRONTIER
MFG GLOBAL EQUITY FUND
AND
FRONTIER
MFG GLOBAL PLUS FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund and the Frontier MFG Global Plus Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund returned 13.75%, net of fees, for the year ended June 30, 2018, while the Frontier MFG Global Plus Fund (Institutional Class) returned 13.12%, net of fees, for the same period. Both Funds' outperformed the 11.09% return of their benchmark, the MSCI World Index (Net).

We do not manage the Funds against short-term performance metrics and it is inevitable the Funds will underperform markets at some point in the future. We feel strongly that people cannot retire on "relative investment returns"; only by generating investment returns that exceed the rate of inflation (ideally by a satisfactory margin) will investors increase their wealth over time. As such, we are happy to be judged on the absolute returns of our strategy over time.

Global stocks hit record highs in the twelve months to June 2018, as U.S. companies posted higher-than-expected earnings, the internet giants surged on strong results and upbeat outlooks, the Federal Reserve only tightened U.S. monetary policy slowly as expected, U.S. Congress slashed the corporate tax rate, and the world's major economies grew in unison for the first time in about a decade. Gains were tempered when U.S. President Donald Trump imposed import restrictions that could lead to trade wars (especially with China), concerns mounted that U.S. inflation might accelerate enough to prompt the Fed to tighten monetary policy more than expected, and worries rose that regulators might crack down on U.S. technology companies.

The stocks that contributed the most to the Funds' return included the investments in Visa, Apple and Mastercard. Visa rose after its earnings topped analyst expectations for every quarterly reporting period released over 2017 and so far in 2018, aided by outperformance of Visa Europe relative to the expectations held at the time of the acquisition. Apple rose on the strong growth in its services division. Like Visa, Mastercard gained after the payment company revealed that earnings beat estimates due to higher consumer spending, and the company boosted forecasts for 2018.

Stocks that detracted from the Funds' return included the investments in Kraft Heinz, Starbucks and Sanofi. Kraft Heinz fell as investors discounted Kraft Heinz undertaking a major acquisition, focused on the fact that the company was nearing the end of the cost savings stemming from the merger of Kraft and Heinz in 2015, and revenue growth slowed. Starbucks slid when the coffee chain reduced full-year earnings guidance due to lower same-store sales growth in the U.S. and China and store closures in the U.S. This news was partially offset by the announcement of a cost-cutting drive and an increase in the company's share-buyback program from US$15 billion to US$25 billion. Sanofi fell amid disputes regarding patent protection of its diabetes products and after earnings missed estimates due to pressure on drug prices in the U.S.

Over the twelve months to June, the Funds invested in Crown Castle International, Kraft Heinz, SAP and Reckitt Benckiser and sold out of CVS Health, PayPal, Tesco and Sanofi.

Fund Outlook and Strategy

Global stocks might be close to record highs, but there is no shortage of risks as we enter the second half of 2018. Of prime concern is that we see a fifty-fifty chance of a disruptive rise in U.S. interest rates. The risk that the Federal Reserve might need to respond quickly to a faster-than-expected increase in inflationary pressures is real given the drop in the U.S. jobless rate to an 18-year low of 3.8% in May, even if there are no signs of faster wage growth. As the outlook for the U.S. economy remains buoyant, the unemployment rate could fall further in the near term and ignite wage growth.

Another concern is that trade tensions between the U.S. and China have risen in recent months. While the two countries regularly discuss their differences, rhetoric has hardened lately because neither side appears willing to offer material concessions. We see two risks. The first is that an extended period of trade tensions causes businesses to delay investment and hiring decisions, resulting in slower economic growth. The other is a failure to find a mutually acceptable outcome, resulting in permanent barriers to trade. As neither side would benefit from a prolonged trade war, we think that a "deal" might be the most likely outcome.

The formation of a Eurosceptic government in Italy following elections in March has raised the risk that the country will move towards an exit from the EU. But the new Italian government will first discuss its citizens' two main sources of frustrations — immigration and poor economic growth — with other European countries. As Italians generally support the EU and euro membership, these talks could lead to concessions that sufficiently reduce Italian frustrations. Both sides would need to make major concessions, however, if these aggravations were to be permanently reduced.

The U.S.-North Korea summit in June might have reduced the relatively small chance of a nuclear confrontation between the two countries. The path to, and definition of, "denuclearisation", however, remains the subject of future talks. As a result, the Korean peninsula might remain a source of uncertainty and risk into the medium term.

Due to these risks, we held the cash position in both Funds at about 18% over the June quarter. Notwithstanding the uncertainty surrounding stock markets, we are confident about the long-term outlook for the investments selected for our portfolios and the portfolios' risk profile. Many of the stocks in the portfolios benefit from being leading digital platforms, the shift to a cashless society, a stronghold on the enterprise software market or the dynamics of ageing populations.

Yours sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/18	FUND	INDEX
SIX MONTHS	2.89%	0.43%
ONE YEAR	13.75%	11.09%
FIVE YEAR AVERAGE ANNUAL	10.52%	9.94%
AVERAGE ANNUAL SINCE INCEPTION	13.34%	11.60%

Fund Expenses
GROSS EXPENSE RATIO	0.88%
NET EXPENSE RATIO	0.83%

This chart assumes an initial gross investment of $1,000,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2020, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  3/23/15 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/18	FUND	INDEX
SIX MONTHS	2.66%	0.43%
ONE YEAR	13.12%	11.09%
AVERAGE ANNUAL SINCE INCEPTION	8.57%	7.19%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.98%
NET EXPENSE RATIO	0.83%

This chart assumes an initial gross investment of $1,000,000 made on 3/23/15 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2020, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

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FRONTIER
MFG CORE INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The objective is measured against the S&P Global Infrastructure Index.

The types of infrastructure assets in which the Fund invests are generally natural monopolies that provide an essential service to the community. Infrastructure assets offer investors protection from the impacts of inflation because their earnings generally have some direct linkage to inflation. Over time, the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors.

The universe of infrastructure assets that are held by the Fund is made up of two main sectors:

•  Utilities: Utilities include regulated energy and water utilities. Utilities are typically subject to economic regulation. The terms of regulation typically require a utility to efficiently provide an essential service to the community and, in return, permit the utility to earn a fair rate of return on the capital it has invested in its operations. As a utility provides a basic necessity, there is minimal fluctuation in demanded volumes in response to the economic cycle, while the price charged for the utility service can be adjusted with limited impact upon demanded volumes. As a result, the earnings of regulated utilities have been, and are expected to be, stable irrespective of economic conditions.

•  Infrastructure: This includes airports, ports, toll roads and broadcast communications infrastructure. Regulation of infrastructure companies is generally less intensive than regulation of utilities and this allows companies to accrue the benefits of volume growth (i.e. the returns of infrastructure companies are linked to growth in passengers, vehicles or containers). As economies develop, we expect the underlying level of aviation, shipping and vehicle traffic to increase. As a result, the revenues and earnings derived by infrastructure assets are expected to grow.

A key feature of the portfolio construction process for the Frontier MFG Core Infrastructure strategy is the application of what we call "the 75% rule". This relates to those companies whose assets are a mixture of assets that MFG Asset Management classifies as infrastructure and those assets that do not meet our strict requirements. In those circumstances, we require at least, and on a consistent basis, 75% of the earnings of the company to be derived from the assets that meet our definitional requirement before it can be included in the Fund.

Performance Review

The Frontier MFG Core Infrastructure Fund returned 0.60%, net of fees, for the twelve months ended June 30, 2018. The Fund underperformed the 1.82% return of its benchmark, the S&P Global Infrastructure Index.

Global infrastructure and utility stocks rose in the twelve months to June 2018, after these companies posted healthy earnings and boosted forecasts for 2018 and beyond. Infrastructure and utility stocks, however, underperformed broader global equity markets because these stocks were seen as gaining relatively less benefit from the reduction in the U.S. corporate tax rate from 35% to 21%, while the prospects of faster inflation in the U.S. boosted U.S. bond yields and reduced the appeal of stocks considered by some to be bond proxies.

Oil prices surged about 60% over the twelve months as the world's major economies grew in unison for the first time in about a decade and the U.S. renewed sanctions against Iran. U.S. bond yields, the benchmarks for global credit markets, rose to seven-year highs in May on concerns that higher oil prices and the U.S. fiscal stimulus would boost inflation concerns and prompt the Federal Reserve to raise the cash rate more than expected in 2018. In December, March and June, the Fed raised the U.S. cash rate by a quarter point to bring the cash rate to between 1.75% and 2%, its highest range since the onset of the global financial crisis. Over the twelve months,

U.S. two-year government bond yields rose 116 basis points to 2.53% while 10-year government bond yields jumped 59 basis points to 2.86%, while reaching 3.11% in May.

At a stock level on a contributions basis, the best performers included investments in ADP, Crown Castle International and Getlink. ADP rallied on higher traffic numbers and confirmation that the French government was preparing to reduce its 50.6% stake in the airport operator formerly called Aeroports de Paris. Crown Castle rose, despite a proposed merger between U.S. telecoms Sprint and T-Mobile that would reduce the number of potential customers by one, as mobile traffic expanded strongly and the company completed its acquisition of Lightower to support its small cell business. Getlink (which changed its name from Eurotunnel) gained as Italian infrastructure company Atlantia took a 15.5% stake in the company.

Lagging stocks on a contributions basis included the investments in PG&E, PPL and SCANA of the U.S. PG&E and PPL slumped after wildfires tore through parts of California and state authorities decreed that electrical utilities could be held liable for damage from fires, even if they were not found negligent in respect of how they limit the risks that their electrical wires could ignite trees close by. SCANA dropped after the U.S. utility in July abandoned the expansion of its V.C. Summer nuclear plant.

Over the twelve months, the portfolio added four stocks. REN of Portugal was added after the credit rating of Portugal was upgraded by several credit rating houses to investment grade. North American utility company Evergy was added following the merger of Westar Energy and Great Plains Energy. Canadian Utilities was added after confirmation that the assets and ownership structure had the requisite risk profile for inclusion. John Laing Infrastructure Fund was added following a review of the earnings composition of the business.

Over the period, the portfolio sold out of six stocks. Abertis Infraestructuras was sold following a share tender offer from German contractor Hochtie. Great Plains Energy and Westar Energy were removed after the companies were combined into the newly formed Evergy. OHL Mexico was removed after a share tender offer saw its free-float drop below acceptable levels. European satellite operators, Eutelsat and SES, were removed due to concerns about their ability to deliver the reliable returns we expect from our investments.

Portfolio Outlook and Strategy

We expect global monetary conditions to become less accommodative in coming years, which means long-term interest rates are likely to rise. We believe that investment markets are pricing in higher, more "normal" levels of interest rates. This means that if interest rates increase over the medium term, we can expect the impact on asset prices to be somewhat muted because investors have already allowed for some increase in rates. We are confident that any increase in interest rates will have only a very limited impact on the financial performance of the stocks in the portfolio.

Sincerely,

Gerald Stack
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/18	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	(3.60)%	0.43%	(3.06)%
ONE YEAR	0.60%	11.09%	1.82%
FIVE YEAR AVERAGE	8.98%	9.94%	8.04%
AVERAGE ANNUAL SINCE INCEPTION	9.97%	10.92%	8.31%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.84%
NET EXPENSE RATIO	0.71%

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2020, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.70% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

FRONTIER
TIMPANI SMALL CAP GROWTH FUND

REPORT FROM TIMPANI CAPITAL MANAGEMENT LLC

Dear Fellow Shareholders:

The Frontier Timpani Small Cap Growth Fund strives to achieve capital appreciation by investing in a diversified portfolio of growth companies with small market capitalizations. Timpani seeks to:

•  Invest in companies where growth is robust, sustainable and underestimated by the market.

•  Conduct fundamental research that provides unique insights into the growth gap that exists between market expectations and a company's true growth rate.

•  Manage risk by continuously evaluating the size of the growth gap relative to market expectations and monitoring market sentiment.

•  Act on new relevant incremental data points, both positive and negative, in an effort to exploit investor biases.

Performance Review

For the year ended June 30, 2018, the Frontier Timpani Small Cap Growth Fund (Institutional Class) outperformed its benchmark, the Russell 2000® Growth Index, returning 35.48% (net of fees) vs. 21.86% for the benchmark.

Timpani's disciplined stock selection process generated several more winners than losers during the period. This, along with a positive environment for growth stocks in general combined to generate impressive absolute and relative performance. We continue to see strong fundamental momentum within the Timpani portfolio.

Detailed attribution analysis of the portfolio suggests both stock selection and sector allocation contributed positively, however, stock selection drove the bulk of the upside. Technology and Consumer Discretionary stock selection were the biggest contributors to the upside while Health Care stock selection was the largest detractor.

The top two individual contributors came from two different sectors. Leading the way was Chegg, a Consumer Discretionary company targeting the education market. Chegg's subscription services give students a learning edge and investors a stream of fast-growing and highly visible revenues and cash flows. We think Chegg's growth has legs as it has penetrated less than 15% of U.S. college undergraduates, is growing its revenue per student with additional services, and is expanding into new markets. Another winner was Technology stock, Varonis Systems. Varonis provides security software solutions to companies looking for data protection, a key issue given numerous high-profile corporate data breaches and increasing regulatory scrutiny. Negative outliers included Financial Services stock, Health Insurance Innovations and Health Care stock, Amedisys. Both went through periods of fundamental choppiness and both were sold from the portfolio as a result.

Regarding sector positioning, we ended the quarter with notable overweights in Technology and Consumer Discretionary and underweights in Financial Services, Producer Durables, and Materials & Processing. Technology continues to have the strongest fundamental momentum in the economy. Our exposure within Technology is mostly to software, which has a strong secular growth profile.

Portfolio Outlook

During the period, growth outperformed value and small caps outperformed mid and large caps. For 2018, we believe all domestic equity asset classes should perform well, but are especially upbeat on the prospects for small caps based on where we are in the stock market cycle and on recently approved tax reform, which disproportionately benefits small companies. In addition, given their mostly domestic exposure, we see small caps as a safe-haven from the uncertainty being created by changes in trade policy and a strong dollar. Further, it is important to note that small cap stocks went through a bear market in late-2015 / early-2016, thus, are at a less mature stage of their current bull market relative to large cap stocks. Finally, despite outperformance year-to-date, small cap growth stocks still look modestly inexpensive versus small cap value stocks, potentially boding well for future small cap growth stock returns.

As stated, we believe the outlook for small cap growth stocks is strong, and the outlook for Timpani is equally robust. In recent months, the overall stock market has shifted from being driven by easy monetary policy to being driven by earnings momentum. For most of 2017 and 2018 year-to-date, we saw stocks show high sensitivity to company-specific earnings reports, both good and bad. This is great news for Timpani given in 2017 and thus far in 2018, Timpani tended to be skilled at predicting company-specific positive earnings surprise. As long as the market keeps rewarding positive earnings reports, we think Timpani will be well-positioned to outperform.

In conclusion, we are bullish on Timpani's prospects and remain committed to our long-term approach of investing in companies with fundamental momentum. We seek companies with a sustained, underestimated growth profile and overlay that approach with an unemotional, value-added sell discipline. We believe this process creates the most value for our mutual fund shareholders.

Thank you for your continued interest, support, and trust.

Sincerely,

Brandon M. Nelson, CFA
Chief Investment Officer
Timpani Capital Management LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  3/23/11 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/18	FUND	INDEX
SIX MONTHS	18.41%	9.70%
ONE YEAR	35.48%	21.86%
FIVE YEAR AVERAGE ANNUAL	14.50%	13.65%
AVERAGE ANNUAL SINCE INCEPTION	14.05%	12.63%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.36%
NET EXPENSE RATIO	1.10%

This chart assumes an initial gross investment of $100,000 made on 3/23/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Timpani Capital Management LLC has contractually agreed through October 31, 2020, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets of the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class and Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

FRONTIER
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontier Phocas Small Cap Value Fund strives to achieve long-term total investment return through capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

For the twelve-month period ended June 30, 2018, the Frontier Phocas Small Cap Value Fund (Institutional Class) returned 12.52%, net of fees, compared to the 13.10% return of the benchmark, the Russell 2000 Value Index (the "Benchmark").

Portfolio Review and Strategy

The stronger economy had investors seeking faster growing companies across many parts of the economy over the last twelve months while more stable, slower growing companies were laggards. The best performing sector was Health Care, led by sizable gains from the biotechnology group. Many companies in this group are using genetics to discover new medicines to combat a myriad of cancers and diseases. Energy was another leading area as OPEC cut the supply of oil, and other producers such as Venezuela and Iran are hobbled, all the while world demand for the commodity continues to be strong. Industrials and Materials generated healthy gains as the continued global expansion increases demand for companies in these sectors, especially for those in transportation, paper, metals, and coal. Lagging sectors, but still positive, were Real Estate and Utilities, two sectors that many investors consider to be particularly sensitive to a rise in interest rates.

For the year ended June 30, sectors in the Benchmark which contributed positively to the Fund's performance versus the Benchmark were Materials, Real Estate, Consumer Discretionary, Industrials, and Consumer Staples. Within Materials, KapStone Paper and Packaging was acquired at a significant premium which drove the outperformance in this sector. The Real Estate performance was driven by National Storage Affiliates, a storage REIT, and by hotel owner Summit Hotel Properties. Within Consumer Discretionary, a strong run-up in G-III Apparel Group and large gains from recently acquired SeaWorld Entertainment were behind this sector's outperformance versus the benchmark. The outperformance in the Industrials sector resulted partially from General Cable, a company in the portfolio that received an acquisition offer, but also from stronger results from Kadant, supplier of parts to the papermaking industry. Cargo plane lessor Atlas Air Worldwide was another strong performer for the period. The winner in Consumer Staples was USANA Health Sciences, provider of nutritional products primarily in Asia. USANA is experiencing strong demand from consumers seeing the value in USANA's nutritional supplements and healthy foods.

On the other hand, Health Care and Energy were underperforming sectors for the Fund. Most of the Energy sector's underperformance came from declines in Callon Petroleum, Ring Energy, Basic Energy, and C&J Energy Services, all of which are (or are perceived to be) sensitive to conditions in the Permian Basin. While extraction of energy is robust, crude pricing within the Permian is weaker than other producing areas because of insufficient infrastructure to take the oil and gas to market. We believe current pipeline expansion plans will alleviate this short-term situation, and investors will move back into the Permian based energy companies as they continue to have the best prospects and lowest peer valuations. Health Care's underperformance was partially driven by a 2% underweight versus the Benchmark, but also due to our unwillingness to own biotechnology stocks with no earnings and little, if any, revenues. These were the stocks that skyrocketed for the Benchmark, 16 of which experienced triple digit gains. Gene technology is making significant strides to the point that it may be possible soon to reliably kill certain niche forms of cancer. In our minds, it is extremely difficult to be able to pick the winners, so choosing stocks in the biotechnology sector is fraught with peril.

Because it is quite difficult, if not impossible, to time markets or sectors on a consistent basis, our core investment strategy remains to concentrate on identifying undervalued stocks in each sector. We believe that this will continue to be the best strategy, longer-term.

Looking ahead, we see an economy that is likely to continue expanding at least through 2018 and likely into 2019. Stocks have gotten modestly expensive in certain areas including Health Care and Industrials, while the defensives Utilities and Consumer Staples also trade at loftier prices as they often do. Real Estate and Energy offer better values today, but as always, the best opportunities are found in stock specific situations across all economic sectors where the market is failing to notice brighter futures.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Chief Executive Officer and Portfolio Manager	Portfolio Manager
Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

Portfolio Total Return*

FOR PERIODS ENDED 6/30/18	FUND	INDEX
SIX MONTHS	3.61%	5.44%
ONE YEAR	12.52%	13.10%
FIVE YEAR AVERAGE ANNUAL	11.97%	11.18%
TEN YEAR AVERAGE ANNUAL	11.13%	9.88%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.45%
NET EXPENSE RATIO	0.95%

This chart assumes an initial gross investment of $100,000 made on 6/30/08. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2020, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.95% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontier Funds

EXPENSE EXAMPLE

June 30, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontier MFG Global Equity, Frontier MFG Global Plus and Frontier MFG Core Infrastructure Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/18 – 6/30/18).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

June 30, 2018 (Unaudited)

	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,028.90	0.80%	$4.02
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Plus Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,026.60	0.80%	$4.02
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Global Plus Fund – Service Class
Actual Fund Return	$1,000.00	$1,026.60	0.88%	$4.40
Hypothetical 5% Return	$1,000.00	$1,020.45	0.88%	$4.39
MFG Core Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$964.00	0.70%	$3.41
Hypothetical 5% Return	$1,000.00	$1,021.32	0.70%	$3.51
MFG Core Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$965.00	0.80%	$3.90
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
Timpani Small Cap Growth Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,184.10	1.10%	$5.96
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51
Timpani Small Cap Growth Fund – Service Class
Actual Fund Return	$1,000.00	$1,183.20	1.20%	$6.49
Hypothetical 5% Return	$1,000.00	$1,018.85	1.20%	$6.00
Timpani Small Cap Growth Fund – Class Y
Actual Fund Return	$1,000.00	$1,181.30	1.50%	$8.11
Hypothetical 5% Return	$1,000.00	$1,017.36	1.50%	$7.50

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Frontier Funds

EXPENSE EXAMPLE (continued)

June 30, 2018 (Unaudited)

	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Annualized Expense Ratio*	Expenses Paid During the Period*
Phocas Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,036.10	0.95%	$4.80
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
Phocas Small Cap Value Fund – Service Class
Actual Fund Return	$1,000.00	$1,036.20	0.95%	$4.80
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2018

Number of Shares		Value
COMMON STOCKS 81.8%
	Germany 3.2%
312,106	SAP SE	$36,022,628
	Switzerland 6.0%
435,589	Nestle SA	33,758,517
426,775	Novartis AG	32,328,609
		66,087,126
	United Kingdom 2.6%
3,086,493	Lloyds Banking Group PLC	2,560,915
326,633	Reckitt Benckiser Group PLC	26,837,720
		29,398,635
	United States 70.0%
8,160	Alphabet, Inc. - Class A (a)	9,214,190
59,763	Alphabet, Inc. - Class C (a)	66,674,603
305,501	Apple, Inc.	56,551,290
115,363	Costco Wholesale Corp.	24,108,560
309,123	Crown Castle International Corp.	33,329,642
678,311	eBay, Inc. (a)	24,595,557
374,978	Facebook, Inc. - Class A (a)	72,865,725
363,031	HCA Healthcare, Inc.	37,246,981
574,581	Lowe's Companies, Inc.	54,912,706
211,642	Mastercard, Inc. - Class A	41,591,886
172,648	McDonald's Corp.	27,052,215
415,184	Microsoft Corp.	40,941,294
778,944	Oracle Corp.	34,320,273
939,909	Starbucks Corp.	45,914,555
958,587	The Kraft Heinz Co.	60,218,435
433,752	Visa, Inc. - Class A	57,450,452
887,025	Wells Fargo & Co.	49,176,666
457,764	Yum! Brands, Inc.	35,806,300
		771,971,330
	Total Common Stocks
	(Cost $620,703,957)	903,479,719
Number of Shares		Value
SHORT-TERM INVESTMENTS 18.0%
	Investment Company 18.0%
198,221,662	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 1.82%	$198,221,662
	Total Short-Term Investments
	(Cost $198,221,662)	198,221,662
	Total Investments 99.8%
	(Cost $818,925,619)	1,101,701,381
	Other Assets in Excess of Liabilities 0.2%	1,819,210
	TOTAL NET ASSETS 100.0%	$1,103,520,591

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	39.9%
Consumer Discretionary	14.8
Consumer Staples	13.1
Health Care	6.3
Financials	4.7
Real Estate	3.0
Total Common Stocks	81.8
Total Short-Term Investments	18.0
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS

June 30, 2018

Number of Shares		Value
COMMON STOCKS 81.6%
	Germany 3.3%
117,510	SAP SE	$13,562,761
	Switzerland 5.9%
163,854	Nestle SA	12,698,824
158,622	Novartis AG	12,015,766
		24,714,590
	United Kingdom 2.6%
1,224,939	Lloyds Banking Group PLC	1,016,352
121,874	Reckitt Benckiser Group PLC	10,013,747
		11,030,099
	United States 69.8%
3,016	Alphabet, Inc. - Class A (a)	3,405,637
22,389	Alphabet, Inc. - Class C (a)	24,978,288
114,990	Apple, Inc.	21,285,799
43,035	Costco Wholesale Corp.	8,993,454
115,954	Crown Castle International Corp.	12,502,160
252,890	eBay, Inc. (a)	9,169,791
140,489	Facebook, Inc. - Class A (a)	27,299,823
136,853	HCA Healthcare, Inc.	14,041,118
215,768	Lowe's Companies, Inc.	20,620,948
79,742	Mastercard, Inc. - Class A	15,670,898
64,733	McDonald's Corp.	10,143,014
156,013	Microsoft Corp.	15,384,442
293,654	Oracle Corp.	12,938,396
352,309	Starbucks Corp.	17,210,295
359,898	The Kraft Heinz Co.	22,608,792
162,825	Visa, Inc. - Class A	21,566,171
332,977	Wells Fargo & Co.	18,460,245
171,847	Yum! Brands, Inc.	13,441,872
		289,721,143
	Total Common Stocks
	(Cost $278,149,472)	339,028,593
Number of Shares		Value
SHORT-TERM INVESTMENTS 18.3%
	Investment Company 18.3%
75,868,492	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 1.82%	$75,868,492
	Total Short-Term Investments
	(Cost $75,868,492)	75,868,492
	Total Investments 99.9%
	(Cost $354,017,964)	414,897,085
	Other Assets in Excess of Liabilities 0.1%	240,041
	TOTAL NET ASSETS 100.0%	$415,137,126

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	39.8%
Consumer Discretionary	14.8
Consumer Staples	13.1
Health Care	6.2
Financials	4.7
Real Estate	3.0
Total Common Stocks	81.6
Total Short-Term Investments	18.3
Total Investments	99.9
Other Assets in Excess of Liabilities	0.1
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

June 30, 2018

Number of Shares		Value
COMMON STOCKS 97.0%
	Australia 8.2%
764,307	APA Group	$5,568,301
434,003	Atlas Arteria Ltd.	2,065,213
2,385,248	AusNet Services	2,832,969
1,088,691	Spark Infrastructure Group	1,836,634
1,593,796	Sydney Airport	8,437,469
1,303,614	Transurban Group	11,543,910
		32,284,496
	Canada 12.4%
130,008	Canadian Utilities Ltd. - Class A	3,283,205
148,495	Emera, Inc.	4,834,432
363,180	Enbridge, Inc.	12,984,034
299,208	Fortis, Inc.	9,563,549
386,013	Hydro One Ltd.	5,884,228
269,518	TransCanada Corp.	11,661,038
12,902	Valener, Inc.	198,440
		48,408,926
	France 4.4%
54,163	Aeroports de Paris	12,234,914
356,275	Getlink	4,884,489
		17,119,403
	Germany 1.5%
59,899	Fraport AG Frankfurt Airport Services Worldwide	5,762,566
	Hong Kong 2.7%
1,509,428	Power Assets Holdings Ltd.	10,552,683
	Italy 9.4%
420,709	Atlantia SpA	12,403,445
368,855	Enav SpA	1,845,309
533,930	Italgas SpA	2,938,722
2,453,739	Snam SpA	10,225,737
147,396	Societa Iniziative Autostradali e Servizi SpA	2,211,219
Number of Shares		Value
	Italy 9.4% (continued)
1,302,018	Terna Rete Elettrica Nazionale SpA	$7,031,783
		36,656,215
	Mexico 1.8%
209,270	Grupo Aeroportuario del Centro Norte SAB de CV	1,092,911
314,639	Grupo Aeroportuario del Pacifico SAB de CV - Class B	2,919,800
182,805	Grupo Aeroportuario del Sureste SAB de CV - Class B	2,904,041
		6,916,752
	Netherlands 1.0%
82,809	Koninklijke Vopak NV	3,816,831
	New Zealand 1.3%
793,976	Auckland International Airport Ltd.	3,642,999
602,680	Vector Ltd.	1,383,099
		5,026,098
	Portugal 0.3%
440,253	REN - Redes Energeticas Nacionais SGPS SA	1,231,644
	Spain 6.9%
63,478	Aena SME SA	11,492,515
150,079	Cellnex Telecom SA	3,773,211
154,646	Enagas SA	4,510,451
350,497	Red Electrica Corp SA	7,120,713
		26,896,890
	Switzerland 1.0%
19,888	Flughafen Zuerich AG	4,046,514
	United Kingdom 5.8%
1,024,140	National Grid PLC	11,317,828
271,878	Pennon Group PLC	2,843,308

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Number of Shares		Value
COMMON STOCKS 97.0% (continued)
	United Kingdom 5.8% (continued)
153,257	Severn Trent PLC	$3,995,984
441,684	United Utilities Group PLC	4,440,374
		22,597,494
	United States 40.3%
13,265	ALLETE, Inc.	1,026,844
68,684	Alliant Energy Corp.	2,906,707
72,090	Ameren Corp.	4,386,676
114,222	American Electric Power Co., Inc.	7,909,873
8,650	American States Water Co.	494,434
56,091	American Tower Corp.	8,086,639
52,377	American Water Works Co., Inc.	4,471,948
56,416	Aqua America, Inc.	1,984,715
32,909	Atmos Energy Corp.	2,966,417
16,995	Avista Corp.	894,957
13,884	Black Hills Corp.	849,840
8,881	California Water Service Group	345,915
84,106	CMS Energy Corp.	3,976,532
91,408	Consolidated Edison, Inc.	7,127,996
74,520	Crown Castle International Corp.	8,034,746
120,913	Dominion Energy Corp.	8,243,848
53,387	DTE Energy Co.	5,532,495
100,587	Duke Energy Corp.	7,954,420
95,844	Edison International	6,064,050
10,449	El Paso Electric Co.	617,536
80,525	Evergy, Inc.	4,521,479
93,219	Eversource Energy	5,463,566
15,008	IDACORP, Inc.	1,384,338
7,850	InfraREIT, Inc.	174,035
100,146	NiSource, Inc.	2,631,837
8,491	Northwest Natural Gas Co.	541,726
14,596	NorthWestern Corp.	835,621
13,556	ONE Gas, Inc.	1,013,175
151,919	PG&E Corp.	6,465,673
Number of Shares		Value
	United States 40.3% (continued)
33,253	Pinnacle West Capital Corp.	$2,678,862
23,705	PNM Resources, Inc.	922,124
28,292	Portland General Electric Co.	1,209,766
220,186	PPL Corp.	6,286,310
33,885	SBA Communications Corp. (a)	5,595,091
42,414	SCANA Corp.	1,633,787
77,633	Sempra Energy	9,013,968
4,152	SJW Group	274,945
15,283	Southwest Gas Holdings, Inc.	1,165,634
15,331	Spire, Inc.	1,083,135
172,860	The Southern Co.	8,005,147
92,823	WEC Energy Group, Inc.	6,001,007
149,692	Xcel Energy, Inc.	6,837,931
		157,615,745
	Total Common Stocks
	(Cost $354,201,512)	378,932,257
CLOSED-END FUNDS 1.3%
	Guernsey 0.2%
598,379	John Laing Infrastructure Fund Ltd.	935,526
	United Kingdom 1.1%
1,156,881	HICL Infrastructure Co. Ltd.	2,204,989
1,001,874	International Public Partnerships Ltd.	1,896,067
		4,101,056
	Total Closed-End Funds
	(Cost $5,479,175)	5,036,582

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Number of Shares		Value
SHORT-TERM INVESTMENTS 3.0%
	Investment Company 3.0%
11,821,574	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 1.82%	$11,821,574
	Total Short-Term Investments
	(Cost $11,821,574)	11,821,574
	Total Investments 101.3%
	(Cost $371,502,261)	395,790,413
	Liabilities in Excess of Other Assets (1.3)%	(4,987,807)
	TOTAL NET ASSETS 100.0%	$390,802,606

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	29.2%
Transmission & Distribution	16.8
Airports	13.9
Energy Infrastructure	8.7
Gas Utilities	8.6
Toll Roads	8.5
Communications	6.5
Water Utilities	4.8
Total Common Stocks	97.0
Social	1.3
Total Closed-End Funds	1.3
Total Short-Term Investments	3.0
Total Investments	101.3
Liabilities in Excess of Other Assets	(1.3)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

June 30, 2018

Number of Shares		Value
COMMON STOCKS 98.5%
	Consumer Discretionary 24.6%
15,371	2U, Inc. (a)	$1,284,401
13,422	Aspen Group, Inc. (a)	100,262
27,508	At Home Group, Inc. (a)	1,076,938
10,577	BJ's Restaurants, Inc.	634,620
2,282	BJ's Wholesale Club Holdings, Inc. (a)	53,969
40,298	Boot Barn Holdings, Inc. (a)	836,183
15,911	Canada Goose Holdings, Inc. (a)	936,362
22,587	Century Communities, Inc. (a)	712,620
84,601	Chegg, Inc. (a)	2,351,062
8,037	Chuy's Holdings, Inc. (a)	246,736
21,299	Floor & Decor Holdings, Inc. - Class A (a)	1,050,680
13,893	Grand Canyon Education, Inc. (a)	1,550,598
18,759	Instructure, Inc. (a)	798,195
11,325	Meritor, Inc. (a)	232,955
51,616	Noodles & Co. (a)	634,877
16,416	Ollie's Bargain Outlet Holdings, Inc. (a)	1,190,160
29,083	Planet Fitness, Inc. - Class A (a)	1,277,907
16,697	Ruth's Hospitality Group, Inc.	468,351
11,235	SiteOne Landscape Supply, Inc. (a)	943,403
8,226	Texas Roadhouse, Inc.	538,885
9,316	The Children's Place, Inc.	1,125,373
9,792	The Lovesac Co. (a)	203,184
4,666	Wingstop, Inc.	243,192
		18,490,913
	Consumer Staples 1.3%
17,327	Central Garden & Pet Co. (a)	753,378
13,280	Primo Water Corp. (a)	232,267
		985,645
	Energy 2.4%
16,070	DMC Global, Inc.	721,543
36,412	TPI Composites, Inc. (a)	1,064,687
		1,786,230
Number of Shares		Value
	Financial Services 5.0%
21,065	Cadence BanCorp	$608,147
26,910	Green Dot Corp. - Class A (a)	1,974,925
1,630	LendingTree, Inc. (a)	348,494
8,064	LPL Financial Holdings, Inc.	528,514
6,721	Triumph Bancorp, Inc. (a)	273,881
		3,733,961
	Health Care 23.4%
17,110	Addus HomeCare Corp. (a)	979,547
17,704	AxoGen, Inc. (a)	889,626
25,560	CareDx, Inc. (a)	312,854
26,317	Collegium Pharmaceutical, Inc. (a)	627,660
17,560	Corcept Therapeutics, Inc. (a)	276,043
9,127	Inogen, Inc. (a)	1,700,634
7,832	iRadimed Corp. (a)	162,514
3,469	Jazz Pharmaceuticals PLC (a)	597,709
15,028	LHC Group, Inc. (a)	1,286,247
6,340	Ligand Pharmaceuticals, Inc. (a)	1,313,458
33,789	Merit Medical Systems, Inc. (a)	1,729,997
6,874	Neurocrine Biosciences, Inc. (a)	675,302
2,721	Neuronetics, Inc. (a)	72,406
5,532	Penumbra, Inc. (a)	764,246
24,231	PetIQ, Inc. (a)	650,845
54,577	R1 RCM, Inc. (a)	473,728
15,796	Supernus Pharmaceuticals, Inc. (a)	945,390
17,910	Tabula Rasa HealthCare, Inc. (a)	1,143,195
32,561	Tactile Systems Technology, Inc. (a)	1,693,172
11,124	Teladoc, Inc. (a)	645,748
72,023	Vericel Corp. (a)	698,623
		17,638,944
	Materials & Processing 3.5%
21,172	Ingevity Corp. (a)	1,711,968
45,887	PGT Innovations, Inc. (a)	956,744
		2,668,712

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Number of Shares		Value
COMMON STOCKS 98.5% (continued)
	Producer Durables 10.3%
18,632	ACM Research, Inc. - Class A (a)	$200,853
2,607	Barrett Business Services, Inc.	251,758
25,564	BG Staffing, Inc.	594,363
8,784	FLIR Systems, Inc.	456,504
11,330	HEICO Corp.	826,297
11,215	KMG Chemicals, Inc.	827,443
7,523	Knight-Swift Transportation Holdings, Inc.	287,454
17,342	MasTec, Inc. (a)	880,106
7,442	NV5 Global, Inc. (a)	515,731
8,318	Old Dominion Freight Line, Inc.	1,239,049
85,440	Profire Energy, Inc. (a)	288,787
7,811	Saia, Inc. (a)	631,519
47,772	Spartan Motors, Inc.	721,357
		7,721,221
	Technology 27.2%
60,986	Adesto Technologies Corp. (a)	512,282
6,362	Altair Engineering, Inc. - Class A (a)	217,453
30,562	Apptio, Inc. - Class A (a)	1,106,344
19,488	Asure Software, Inc. (a)	310,834
15,316	BlackLine, Inc. (a)	665,174
16,524	Blucora, Inc. (a)	611,388
24,254	Bottomline Technologies (de), Inc. (a)	1,208,577
21,686	Carbonite, Inc. (a)	756,841
7,235	Coupa Software, Inc. (a)	450,306
8,235	Diodes, Inc. (a)	283,860
13,192	Everbridge, Inc. (a)	625,565
38,867	Five9, Inc. (a)	1,343,632
8,519	GTT Communications, Inc. (a)	383,355
24,826	Mimecast Ltd. (a)	1,023,080
6,748	NICE Ltd. - ADR (a)	700,240
Number of Shares		Value
	Technology 27.2% (continued)
11,938	Nova Measuring Instruments Ltd. (a)	$325,311
32,597	RealPage, Inc. (a)	1,796,095
19,884	RingCentral, Inc. - Class A (a)	1,398,839
31,777	ShotSpotter, Inc. (a)	1,205,302
12,082	TechTarget, Inc. (a)	343,129
17,011	Telaria, Inc. (a)	68,725
7,072	Twilio, Inc. - Class A (a)	396,173
114,945	USA Technologies, Inc. (a)	1,609,230
30,993	Varonis Systems, Inc. (a)	2,308,979
15,425	WNS (Holdings) Ltd. - ADR (a)	804,877
		20,455,591
	Utilities 0.8%
27,696	Boingo Wireless, Inc. (a)	625,653
	Total Common Stocks
	(Cost $50,260,854)	74,106,870
SHORT-TERM INVESTMENTS 4.9%
	Investment Company 4.9%
3,701,714	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 1.82%	3,701,714
	Total Short-Term Investments
	(Cost $3,701,714)	3,701,714
	Total Investments 103.4%
	(Cost $53,962,568)	77,808,584
	Liabilities in Excess of Other Assets (3.4)%	(2,573,661)
	TOTAL NET ASSETS 100.0%	$75,234,923

(a)  Non-Income Producing.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Technology	27.2%
Consumer Discretionary	24.6
Health Care	23.4
Producer Durables	10.3
Financial Services	5.0
Materials & Processing	3.5
Energy	2.4
Consumer Staples	1.3
Utilities	0.8
Total Common Stocks	98.5
Total Short-Term Investments	4.9
Total Investments	103.4
Liabilities in Excess of Other Assets	(3.4)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2018

Number of Shares		Value
COMMON STOCKS 97.7%
	Consumer Discretionary 11.8%
11,415	American Eagle Outfitters, Inc.	$265,399
18,249	Entercom Communications Corp. - Class A	137,780
11,706	G-III Apparel Group Ltd. (a)	519,746
21,198	Modine Manufacturing Co. (a)	386,863
7,649	Nexstar Media Group, Inc. - Class A	561,437
7,558	Penske Automotive Group, Inc.	354,092
17,189	SeaWorld Entertainment, Inc. (a)	375,064
15,614	Sinclair Broadcast Group, Inc. - Class A	501,990
3,663	The Cheesecake Factory, Inc.	201,685
8,679	TopBuild Corp. (a)	679,913
7,716	Tower International, Inc.	245,369
1,618	Williams-Sonoma, Inc.	99,313
6,439	Wolverine World Wide, Inc.	223,884
		4,552,535
	Consumer Staples 1.3%
7,322	B&G Foods, Inc.	218,928
2,584	USANA Health Sciences, Inc. (a)	297,935
		516,863
	Energy 6.4%
8,217	C&J Energy Services, Inc. (a)	193,921
53,048	Callon Petroleum Co. (a)	569,736
4,020	Delek US Holdings, Inc.	201,683
10,254	PDC Energy, Inc. (a)	619,854
46,831	Ring Energy, Inc. (a)	591,007
17,140	Superior Energy Services, Inc. (a)	166,944
5,442	US Silica Holdings, Inc.	139,805
		2,482,950
	Financials 30.1%
6,574	Banner Corp.	395,295
9,529	Bryn Mawr Bank Corp.	441,193
13,528	Carolina Financial Corp.	580,622
22,254	CenterState Bank Corp.	663,614
Number of Shares		Value
	Financials 30.1% (continued)
5,065	Chemical Financial Corp.	$281,968
16,762	CNO Financial Group, Inc.	319,148
6,436	Eagle Bancorp, Inc. (a)	394,527
7,984	Enterprise Financial Services Corp.	430,737
23,993	F.N.B. Corp.	321,986
9,096	First Interstate BancSystem, Inc. - Class A	383,851
8,849	Franklin Financial Network, Inc. (a)	332,722
8,422	Green Bancorp, Inc.	181,915
7,850	Guaranty Bancorp	233,930
3,462	Heartland Financial USA, Inc.	189,891
23,455	Heritage Insurance Holdings, Inc.	390,995
4,822	IBERIABANK Corp.	365,508
8,824	LegacyTexas Financial Group, Inc.	344,312
1,719	Meta Financial Group, Inc.	167,431
12,273	OneMain Holdings, Inc. (a)	408,568
9,334	Pacific Premier Bancorp, Inc. (a)	356,092
8,588	Preferred Bank	527,818
3,038	Primerica, Inc.	302,585
7,306	Selective Insurance Group, Inc.	401,830
6,257	Simmons First National Corp. - Class A	187,084
14,984	State Bank Financial Corp.	500,466
5,783	Stifel Financial Corp.	302,162
11,207	Triumph Bancorp, Inc. (a)	456,685
17,717	Umpqua Holdings Corp.	400,227
10,143	Union Bankshares Corp.	394,360
15,785	United Community Banks, Inc.	484,126
3,107	Walker & Dunlop, Inc.	172,904
4,021	Wintrust Financial Corp.	350,028
		11,664,580
	Health Care 5.7%
1,498	ANI Pharmaceuticals, Inc. (a)	100,067
7,507	Avanos Medical, Inc. (a)	429,776
7,312	Diplomat Pharmacy, Inc. (a)	186,895

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Number of Shares		Value
COMMON STOCKS 97.7% (continued)
	Health Care 5.7% (continued)
7,554	Emergent BioSolutions, Inc. (a)	$381,402
3,614	NuVasive, Inc. (a)	188,362
62,959	Progenics Pharmaceuticals, Inc. (a)	506,190
15,134	RadNet, Inc. (a)	227,010
4,364	Syneos Health, Inc. (a)	204,672
		2,224,374
	Industrials 13.8%
4,575	ABM Industries, Inc.	133,498
3,688	ASGN, Inc. (a)	288,365
5,538	Astec Industries, Inc.	331,172
6,056	Atlas Air Worldwide Holdings, Inc. (a)	434,215
29,942	CBIZ, Inc. (a)	688,666
9,301	Columbus McKinnon Corp.	403,291
3,699	Deluxe Corp.	244,911
4,116	EMCOR Group, Inc.	313,557
11,818	Gibraltar Industries, Inc. (a)	443,175
10,631	Heartland Express, Inc.	197,205
5,487	Kadant, Inc.	527,575
6,815	MYR Group, Inc. (a)	241,660
9,357	SkyWest, Inc.	485,628
8,019	Tetra Tech, Inc.	469,112
3,690	The Timken Company	160,700
		5,362,730
	Information Technology 8.0%
2,770	Belden, Inc.	169,302
2,402	CACI International, Inc. - Class A (a)	404,857
11,403	Conduent, Inc. (a)	207,193
30,149	Cypress Semiconductor Corp.	469,721
9,512	Finisar Corp. (a)	171,216
3,093	MKS Instruments, Inc.	296,000
4,906	NCR Corp. (a)	147,082
14,712	Photronics, Inc. (a)	117,328
3,137	Plexus Corp. (a)	186,777
Number of Shares		Value
	Information Technology 8.0% (continued)
5,977	Progress Software Corp.	$232,027
7,576	Syntel, Inc. (a)	243,114
2,186	Tech Data Corp. (a)	179,514
6,449	Verint Systems, Inc. (a)	286,013
		3,110,144
	Materials 5.1%
20,258	Ferro Corp. (a)	422,379
4,932	HB Fuller Co.	264,750
2,805	Kaiser Aluminum Corp.	292,029
2,703	KapStone Paper and Packaging Corp.	93,253
2,832	KMG Chemicals, Inc.	208,945
8,832	Materion Corp.	478,253
12,102	TimkenSteel Corp. (a)	197,868
		1,957,477
	Real Estate 10.9%
12,738	Acadia Realty Trust	348,639
12,888	Chatham Lodging Trust	273,483
2,722	CoreSite Realty Corp.	301,652
10,171	Hudson Pacific Properties, Inc.	360,359
47,044	Independence Realty Trust, Inc.	485,024
17,711	Jernigan Capital, Inc.	337,572
14,003	National Storage Affiliates Trust	431,572
13,239	NorthStar Realty Europe Corp.	191,833
13,046	Pebblebrook Hotel Trust	506,185
5,489	QTS Realty Trust, Inc. - Class A	216,816
16,354	Rexford Industrial Realty, Inc.	513,352
10,806	Sabra Health Care REIT, Inc.	234,814
		4,201,301
	Utilities 4.6%
3,527	Black Hills Corp.	215,888
3,960	IDACORP, Inc.	365,270
4,632	New Jersey Resources Corp.	207,282
5,212	Portland General Electric Co.	222,865
8,949	South Jersey Industries, Inc.	299,523

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Number of Shares		Value
COMMON STOCKS 97.7% (continued)
	Utilities 4.6% (continued)
3,804	Spire, Inc.	$268,752
16,921	TerraForm Power, Inc. - Class A	197,976
		1,777,556
	Total Common Stocks
	(Cost $28,839,389)	37,850,510
SHORT-TERM INVESTMENTS 2.8%
	Investment Company 2.8%
1,065,523	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 1.82%	1,065,523
	Total Short-Term Investments
	(Cost $1,065,523)	1,065,523
	Total Investments 100.5%
	(Cost $29,904,912)	38,916,033
	Liabilities in Excess of Other Assets (0.5)%	(180,765)
	TOTAL NET ASSETS 100.0%	$38,735,268

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	30.1%
Industrials	13.8
Consumer Discretionary	11.8
Real Estate	10.9
Information Technology	8.0
Energy	6.4
Health Care	5.7
Materials	5.1
Utilities	4.6
Consumer Staples	1.3
Total Common Stocks	97.7
Total Short-Term Investments	2.8
Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2018

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
ASSETS:
Investments at cost	$818,925,619	$354,017,964	$371,502,261
Foreign currency at cost	$48,369	$41,734	$486,397
Investments at value	$1,101,701,381	$414,897,085	$395,790,413
Foreign currency at value	47,853	41,939	478,904
Receivable for Fund shares sold	606,903	157	32,987
Interest and dividends receivable	2,018,546	486,236	2,180,270
Prepaid expenses and other assets	25,156	22,721	25,160
Total assets	1,104,399,839	415,448,138	398,507,734
LIABILITIES:
Payable for Fund shares redeemed	100,000	—	7,462,002
Payable to Adviser	686,827	241,545	175,253
Accrued shareholder servicing fees	—	8,643	1,212
Accrued expenses	92,421	60,824	66,661
Total liabilities	879,248	311,012	7,705,128
Net Assets	$1,103,520,591	$415,137,126	$390,802,606
NET ASSETS CONSIST OF:
Paid in capital	$766,044,729	$338,639,409	$368,203,688
Undistributed net investment income	5,196,032	2,438,924	976,524
Accumulated undistributed net realized gain (loss)	49,547,076	13,182,752	(2,666,350)
Net unrealized appreciation/depreciation on:
Investments	282,775,762	60,879,121	24,288,152
Foreign currency	(43,008)	(3,080)	592
Net Assets	$1,103,520,591	$415,137,126	$390,802,606
CAPITAL STOCK, $0.01 PAR VALUE		Institutional Class	Institutional Class
Net Assets	$1,103,520,591	$340,203,907	$381,749,278
Authorized	100,000,000	100,000,000	50,000,000
Issued and Outstanding	58,423,224	26,750,190	24,785,186
Net Asset Value, Redemption Price and Offering Price Per Share	$18.89	$12.72	$15.40
CAPITAL STOCK, $0.01 PAR VALUE		Service Class	Service Class
Net Assets		$74,933,219	$9,053,328
Authorized		50,000,000	50,000,000
Issued and Outstanding		5,893,101	586,595
Net Asset Value, Redemption Price and Offering Price Per Share		$12.72	$15.43

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2018

	Timpani Small Cap Growth Fund	Phocas Small Cap Value Fund
ASSETS:
Investments at cost	$53,962,568	$29,904,912
Investments at value	$77,808,584	$38,916,033
Receivable for investments sold	—	12,905
Receivable for Fund shares sold	78,281	6,496
Interest and dividends receivable	2,291	53,634
Prepaid expenses and other assets	20,363	14,894
Total assets	77,909,519	39,003,962
LIABILITIES:
Payable for investments purchased	2,508,968	132,626
Payable for Fund shares redeemed	80,166	88,402
Payable to Adviser	48,347	16,657
Accrued distribution and shareholder servicing fees	2,373	—
Accrued expenses	34,742	31,009
Total liabilities	2,674,596	268,694
Net Assets	$75,234,923	$38,735,268
NET ASSETS CONSIST OF:
Paid in capital	$47,837,590	$25,164,604
Undistributed net investment income (loss)	(295,069)	45,360
Accumulated undistributed net realized gain	3,846,386	4,514,183
Net unrealized appreciation on investments	23,846,016	9,011,121
Net Assets	$75,234,923	$38,735,268
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class
Net Assets	$69,094,849	$38,735,140
Authorized	50,000,000	100,000,000
Issued and Outstanding	2,713,304	963,583
Net Asset Value, Redemption Price and Offering Price Per Share	$25.47	$40.20
CAPITAL STOCK, $0.01 PAR VALUE	Service Class	Service Class
Net Assets	$250,167	$128
Authorized	50,000,000	50,000,000
Issued and Outstanding	9,830	3
Net Asset Value, Redemption Price and Offering Price Per Share	$25.45	$40.10 (1)
CAPITAL STOCK, $0.01 PAR VALUE	Class Y
Net Assets	$5,889,907
Authorized	50,000,000
Issued and Outstanding	235,368
Net Asset Value, Redemption Price and Offering Price Per Share	$25.02

(1)  Net Asset Value is calculated using unrounded net assets and shares outstanding.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2018

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$15,358,070 (1)	$6,197,492 (2)	$13,373,435 (3)
Interest income	1,781,961	713,695	114,797
Total investment income	17,140,031	6,911,187	13,488,232
EXPENSES:
Investment advisory fees	9,222,273	3,491,914	2,159,094
Fund administration and accounting fees	255,555	111,451	94,641
Custody fees	111,212	64,916	79,084
Transfer agent fees	32,516	22,646	22,451
Directors' fees and related expenses	27,214	27,214	27,214
Federal and state registration fees	24,584	39,208	37,204
Legal fees	21,616	23,279	20,482
Audit fees	17,751	17,751	17,751
Reports to shareholders	12,823	5,868	7,475
Shareholder servicing fees	—	61,257	13,632
Other	46,663	18,885	19,268
Total expenses before waiver	9,772,207	3,884,389	2,498,296
Waiver of expenses by Adviser	(549,935)	(331,218)	(325,570)
Net expenses	9,222,272	3,553,171	2,172,726
Net Investment Income	7,917,759	3,358,016	11,315,506
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	91,508,887	20,626,161	(1,311,785)
Foreign currency transactions	(87,745)	(26,823)	(101,134)
Change in net unrealized appreciation/depreciation on:
Investments	50,612,177	28,125,679	(6,402,938)
Foreign currency transactions	(48,651)	(10,070)	(15,320)
Net Realized and Unrealized Gain (Loss) on Investments	141,984,668	48,714,947	(7,831,177)
Net Increase in Net Assets Resulting from Operations	$149,902,427	$52,072,963	$3,484,329

(1)  Net of $430,908 in foreign withholding taxes.

(2)  Net of $190,876 in foreign withholding taxes.

(3)  Net of $937,841 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2018

	Timpani Small Cap Growth Fund	Phocas Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$89,916	$475,575
Interest income	12,657	12,825
Total investment income	102,573	488,400
EXPENSES:
Investment advisory fees	582,637	383,855
Fund administration and accounting fees	39,099	36,369
Federal and state registration fees	37,944	32,733
Transfer agent fees	31,138	18,725
Directors' fees and related expenses	27,214	27,214
Custody fees	21,588	16,250
Legal fees	20,498	23,226
Distribution and shareholder servicing fees	18,209	—
Audit fees	15,749	15,749
Reports to shareholders	8,324	9,675
Other	7,431	6,222
Total expenses before waiver	809,831	570,018
Waiver of expenses by Adviser	(150,722)	(205,354)
Net expenses	659,109	364,664
Net Investment Income (Loss)	(556,536)	123,736
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	6,591,334	6,034,290
Change in net unrealized appreciation on investments	11,921,485	(1,218,847)
Net Realized and Unrealized Gain on Investments	18,512,819	4,815,443
Net Increase in Net Assets Resulting from Operations	$17,956,283	$4,939,179

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund		MFG Global Plus Fund
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
OPERATIONS:
Net investment income	$7,917,759	$9,884,765	$3,358,016	$1,765,624
Net realized gain (loss) on:
Investments	91,508,887	17,985,225	20,626,161	(847,150)
Foreign currency transactions	(87,745)	13,341	(26,823)	11,932
Change in net unrealized appreciation/depreciation on:
Investments	50,612,177	170,335,609	28,125,679	33,462,289
Foreign currency transactions	(48,651)	53,301	(10,070)	7,695
Net increase in net assets resulting from operations	149,902,427	198,272,241	52,072,963	34,400,390
DISTRIBUTIONS PAID TO SHAREHOLDERS:
From net investment income:
Institutional Class	(9,290,907)	(9,428,431)	(2,143,460)	(139,634)
Service Class			(412,974)	(62,179)
From net realized gain on investments:
Institutional Class	(36,753,527)	(39,274,536)	(5,315,960)	(37,020)
Service Class			(1,211,349)	(18,277)
Net decrease in net assets resulting from distributions paid	(46,044,434)	(48,702,967)	(9,083,743)	(257,110)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	47,464,279	98,152,122	127,903,475	271,791,475
Service Class			10,267,372	74,184,960
Shares issued to holders in reinvestment of distributions:
Institutional Class	43,073,263	43,253,679	7,446,694	169,072
Service Class			1,525,665	57,773
Shares redeemed:
Institutional Class	(224,973,653)	(230,185,991)	(132,197,976)	(16,187,102)
Service Class			(26,695,882)	(12,534,699)
Redemption fees:
Institutional Class	1,103	598	—	—
Service Class			—	15
Net increase (decrease) in net assets resulting from capital share transactions	(134,435,008)	(88,779,592)	(11,750,652)	317,481,494
Total Increase (Decrease) in Net Assets	(30,577,015)	60,789,682	31,238,568	351,624,774
NET ASSETS:
Beginning of Period	1,134,097,606	1,073,307,924	383,898,558	32,273,784
End of Period	$1,103,520,591	$1,134,097,606	$415,137,126	$383,898,558
Undistributed net investment income	$5,196,032	$6,656,925	$2,438,924	$1,664,165
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	2,558,520	6,093,506	10,288,566	25,516,402
Service Class			837,958	7,106,628
Shares issued to holders in reinvestment of distributions:
Institutional Class	2,325,770	2,788,761	595,736	16,431
Service Class			122,053	5,609
Shares redeemed:
Institutional Class	(12,204,242)	(14,446,327)	(10,471,305)	(1,442,248)
Service Class			(2,132,206)	(1,164,893)
Net increase (decrease) in shares outstanding	(7,319,952)	(5,564,060)	(759,198)	30,037,929

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund		Timpani Small Cap Growth Fund
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
OPERATIONS:
Net investment income (loss)	$11,315,506	$6,289,254	$(556,536)	$(343,823)
Net realized gain (loss) on:
Investments	(1,311,785)	287,930	6,591,334	8,113,527
Foreign currency transactions	(101,134)	(30,933)	—	—
Change in net unrealized appreciation/depreciation on:
Investments	(6,402,938)	5,445,033	11,921,485	3,970,394
Foreign currency transactions	(15,320)	38,565	—	—
Net increase in net assets resulting from operations	3,484,329	12,029,849	17,956,283	11,740,098
DISTRIBUTIONS PAID TO SHAREHOLDERS:
From net investment income:
Institutional Class	(10,827,533)	(5,686,075)	—	—
Service Class(1)	(347,439)	(35,825)	—	—
From net realized gain on investments:
Institutional Class	(41,708)	(358,342)	—	—
Service Class(1)	(903)	(188)	—	—
Net decrease in net assets resulting from distributions paid	(11,217,583)	(6,080,430)	—	—
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	179,185,572	105,929,907	19,540,583	7,235,268
Service Class(1)	50,605,851	2,960,141	215,521	100
Class Y			1,462,983	644,887
Shares issued to holders in reinvestment of distributions:
Institutional Class	9,719,865	5,059,438	—	—
Service Class(1)	157,769	28,882	—	—
Shares redeemed:
Institutional Class	(50,370,221)	(73,769,006)	(10,819,013)	(26,881,349)
Service Class(1)	(44,897,280)	(15,315)	(10,748)	—
Class Y			(897,610)	(916,331)
Redemption fees:
Institutional Class	—	1,922	—	—
Service Class(1)	3,746	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	144,405,302	40,195,969	9,491,716	(19,917,425)
Total Increase (Decrease) in Net Assets	136,672,048	46,145,388	27,447,999	(8,177,327)
NET ASSETS:
Beginning of Period	254,130,558	207,985,170	47,786,924	55,964,251
End of Period	$390,802,606	$254,130,558	$75,234,923	$47,786,924
Undistributed net investment income (loss)	$976,524	$937,124	$(295,069)	$(225,282)
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	11,546,967	6,946,015	880,142	439,861
Service Class(1)	3,280,891	187,321	10,341	6
Class Y			65,597	39,962
Shares issued to holders in reinvestment of distributions:
Institutional Class	621,680	333,193	—	—
Service Class(1)	10,079	1,809	—	—
Shares redeemed:
Institutional Class	(3,235,069)	(5,050,933)	(498,921)	(1,669,929)
Service Class(1)	(2,892,546)	(959)	(517)	—
Class Y			(43,464)	(57,099)
Net increase (decrease) in shares outstanding	9,332,002	2,416,446	413,178	(1,247,199)

(1)  MFG Core Infrastructure Fund — Service Class and Timpani Small Cap Growth Fund — Service Class each commenced operations on July 15, 2016.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Phocas Small Cap Value Fund
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
OPERATIONS:
Net investment income	$123,736	$111,152
Net realized gain on investments	6,034,290	2,043,378
Change in net unrealized appreciation on investments	(1,218,847)	3,609,367
Net increase in net assets resulting from operations	4,939,179	5,763,897
DISTRIBUTIONS PAID TO SHAREHOLDERS:
From net investment income:
Institutional Class	(130,243)	(148,581)
Service Class(1)	— (2)	— (2)
From net realized gain on investments:
Institutional Class	(3,114,421)	—
Service Class(1)	(11)	—
Net decrease in net assets resulting from distributions paid	(3,244,675)	(148,581)
CAPITAL SHARE TRANSACTIONS:
Shares issued in the Reorganization:
Institutional Class(3)	25,882,024	—
Shares sold:
Institutional Class	3,896,170	6,140,605
Service Class(1)	—	100
Shares issued to holders in reinvestment of distributions:
Institutional Class	3,244,640	148,581
Service Class(1)	11	— (2)
Shares redeemed:
Institutional Class	(30,488,173)	(9,344,993)
Net increase (decrease) in net assets resulting from capital share transactions	2,534,672	(3,055,707)
Total Increase In Net Assets	4,229,176	2,559,609
NET ASSETS:
Beginning of Period	34,506,092	31,946,483
End of Period	$38,735,268	$34,506,092
Undistributed net investment income	$45,360	$51,867
TRANSACTIONS IN SHARES:
Shares issued in the Reorganization:
Institutional Class(3)	692,998	—
Shares sold:
Institutional Class	98,800	160,115
Service Class(1)	—	3
Shares issued to holders in reinvestment of distributions:
Institutional Class	88,444	3,694
Service Class(1)	— (4)	— (4)
Shares redeemed:
Institutional Class	(791,437)	(243,970)
Net increase (decrease) in shares outstanding	88,805	(80,158)

(1)  Phocas Small Cap Value Fund — Service Class commenced operations on July 15, 2016.

(2)  Less than one dollar.

(3)  See Note 2(f) in Notes to Financial Statements.

(4)  Less than one share.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$17.25	$15.05	$15.99	$15.33	$13.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.15	0.14	0.10 (1)	0.19 (1)
Net realized and unrealized gain (loss) on investments	2.22	2.77	(0.48)	0.91	1.91
Total Income (Loss) from Investment Operations	2.35	2.92	(0.34)	1.01	2.10
LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.14)	(0.12)	(0.12)	(0.08)
From net realized gain on investments	(0.57)	(0.58)	(0.48)	(0.23)	(0.12)
Total Distributions	(0.71)	(0.72)	(0.60)	(0.35)	(0.20)
Redemption fees retained(2)	—	—	—	—	—
Net Asset Value, End of Period	$18.89	$17.25	$15.05	$15.99	$15.33
Total Return	13.75%	19.96%	(2.19)%	6.72%	15.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,103,521	$1,134,098	$1,073,308	$1,106,525	$791,043
Ratio of expenses to average net assets
Before waivers and reimbursements	0.85%	0.85%	0.85%	0.86%	0.89%
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.64%	0.85%	0.85%	0.56%	1.18%
Net of waivers and reimbursements	0.69%	0.90%	0.90%	0.62%	1.27%
Portfolio turnover rate	28%	30%	38%	69%	20%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(1)
Net Asset Value, Beginning of Period	$11.49	$9.59	$9.91	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10	0.13 (2)	0.09 (2)	0.03
Net realized and unrealized gain (loss) on investments	1.40	1.79	(0.36)	(0.12)
Total Income (Loss) from Investment Operations	1.50	1.92	(0.27)	(0.09)
LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.02)	(0.05)	—
From net realized gain on investments	(0.19)	— (3)	—	—
Total Distributions	(0.27)	(0.02)	(0.05)	—
Net Asset Value, End of Period	$12.72	$11.49	$9.59	$9.91
Total Return	13.12%	20.06%	(2.77)%	(0.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$340,204	$302,726	$21,547	$5,859
Ratio of expenses to average net assets
Before waivers and reimbursements	0.88%	0.95%	2.03%	4.96	%(5)
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.71%	1.02%	(0.29)%	(3.16	)%(5)
Net of waivers and reimbursements	0.79%	1.17%	0.94%	1.00	%(5)
Portfolio turnover rate(6)	59%	31%	30%	7	%(4)

(1)  Commenced operations on March 23, 2015.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Year Ended June 30, 2018	Year Ended June 30, 2017	Period Ended June 30, 2016(1)
Net Asset Value, Beginning of Period	$11.49	$9.60	$9.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10	0.11 (2)	—	(3)
Net realized and unrealized gain (loss) on investments	1.39	1.80	(0.13)
Total Income (Loss) from Investment Operations	1.49	1.91	(0.13)
LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.02)	—
From net realized gain on investments	(0.19)	— (3)	—
Total Distributions	(0.26)	(0.02)	—
Redemption fees retained	—	— (3)	—	(3)
Net Asset Value, End of Period	$12.72	$11.49	$9.60
Total Return	13.01%	19.92%	(1.34	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$74,933	$81,173	$10,727
Ratio of expenses to average net assets
Before waivers and reimbursements	0.95%	1.09%	1.38	%(5)
Net of waivers and reimbursements	0.88%	0.89%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.60%	0.80%	(0.70	)%(5)
Net of waivers and reimbursements	0.67%	1.00%	(0.12	)%(5)
Portfolio turnover rate(6)	59%	31%	30%

(1)  Commenced operations on March 9, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$15.84	$15.27	$13.09	$14.13	$11.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.58 (1)	0.50 (1)	0.37	0.42 (1)	0.55 (1)
Net realized and unrealized gain (loss) on investments	(0.48)	0.52	2.21	(0.96)	2.22
Total Income (Loss) from Investment Operations	0.10	1.02	2.58	(0.54)	2.77
LESS DISTRIBUTIONS:
From net investment income	(0.54)	(0.42)	(0.36)	(0.47)	(0.18)
From net realized gain on investments	— (2)	(0.03)	(0.04)	(0.03)	—
Total Distributions	(0.54)	(0.45)	(0.40)	(0.50)	(0.18)
Redemption fees retained	—	— (2)	— (2)	— (2)	— (2)
Net Asset Value, End of Period	$15.40	$15.84	$15.27	$13.09	$14.13
Total Return	0.60%	6.83%	20.00%	(4.03)%	24.22%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$381,749	$251,149	$207,985	$161,722	$65,666
Ratio of expenses to average net assets
Before waivers and reimbursements	0.81%	0.83%	0.83%	0.93%	1.45%
Net of waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets
Before waivers and reimbursements	3.57%	3.18%	2.62%	2.77%	3.47%
Net of waivers and reimbursements	3.68%	3.31%	2.75%	3.00%	4.22%
Portfolio turnover rate(3)	19%	39%	15%	17%	16%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Year Ended June 30, 2018	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$15.85	$15.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.53	0.90
Net realized and unrealized gain (loss) on investments	(0.43)	0.16
Total Income from Investment Operations	0.10	1.06
LESS DISTRIBUTIONS:
From net investment income	(0.52)	(0.41)
From net realized gain on investments	— (3)	(0.03)
Total Distributions	(0.52)	(0.44)
Redemption fees retained	— (3)	—
Net Asset Value, End of Period	$15.43	$15.85
Total Return	0.60%	7.14	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$9,054	$2,982
Ratio of expenses to average net assets
Before waivers and reimbursements	0.91%	5.15	%(5)
Net of waivers and reimbursements	0.80%	0.80	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	3.30%	1.68	%(5)
Net of waivers and reimbursements	3.41%	6.03	%(5)
Portfolio turnover rate(6)	19%	39%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$18.80	$14.77	$18.58	$16.06	$13.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.20)	(0.10)	(0.12)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	6.87	4.13	(3.69)	2.68	3.32
Total Income (Loss) from Investment Operations	6.67	4.03	(3.81)	2.52	3.18
LESS DISTRIBUTIONS:
From net realized gain on investments	—	—	—	—	(0.34)
Total Distributions	—	—	—	—	(0.34)
Net Asset Value, End of Period	$25.47	$18.80	$14.77	$18.58	$16.06
Total Return	35.48%	27.29%	(20.51)%	15.62%	24.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$69,095	$43,833	$52,595	$47,455	$13,478
Ratio of expenses to average net assets
Before waivers and reimbursements	1.36%	1.36%	1.32%	1.52%	2.46%
Net of waivers and reimbursements	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.18)%	(0.90)%	(0.99)%	(1.37)%	(2.26)%
Net of waivers and reimbursements	(0.92)%	(0.64)%	(0.77)%	(0.95)%	(0.90)%
Portfolio turnover rate(2)	126%	179%	156%	124%	173%

(1)  Per share net investment loss has been calculated using the daily average share method.

(2)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Year Ended June 30, 2018	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$18.80	$15.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.23)	(0.12)
Net realized and unrealized gain on investments	6.88	3.50
Total Income from Investment Operations	6.65	3.38
Net Asset Value, End of Period	$25.45	$18.80
Total Return	35.37%	21.92	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in hundreds)	$2,502	$1
Ratio of expenses to average net assets
Before waivers and reimbursements	1.42%	292.37	%(4)
Net of waivers and reimbursements	1.20%	1.10	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.20)%	(292.04	)%(4)
Net of waivers and reimbursements	(0.98)%	(0.77	)%(4)
Portfolio turnover rate(5)	126%	179%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Period Ended June 30, 2014(1)
Net Asset Value, Beginning of Period	$18.54	$14.62	$18.48	$16.04	$16.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.28)	(0.18)	(0.18)	(0.23)	(0.08)
Net realized and unrealized gain (loss) on investments	6.76	4.10	(3.68)	2.67	(0.23	)(3)
Total Income (Loss) from Investment Operations	6.48	3.92	(3.86)	2.44	(0.31)
Net Asset Value, End of Period	$25.02	$18.54	$14.62	$18.48	$16.04
Total Return	34.95%	26.81%	(20.84)%	15.15%	(1.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,890	$3,954	$3,369	$2,262	$1,215
Ratio of expenses to average net assets
Before waivers and reimbursements	1.74%	1.75%	1.70%	1.95%	2.73	%(5)
Net of waivers and reimbursements	1.50%	1.50%	1.50%	1.50%	1.50	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.57)%	(1.35)%	(1.36)%	(1.82)%	(2.36	)%(5)
Net of waivers and reimbursements	(1.33)%	(1.10)%	(1.16)%	(1.37)%	(1.13	)%(5)
Portfolio turnover rate(6)	126%	179%	156%	124%	173%

(1)  Commenced operations on January 6, 2014.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Net realized and unrealized loss on investments does not reconcile with net realized and unrealized gain on investments in the Statement of Operations due to the timing of the Class Y inception.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net Asset Value, Beginning of Period	$39.45	$33.45	$34.33	$35.96	$28.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.14	0.12	0.15	0.19	(0.05	)(1)
Net realized and unrealized gain (loss) on investments	4.43	6.04	(0.62)	0.08	9.25
Total Income (Loss) from Investment Operations	4.57	6.16	(0.47)	0.27	9.20
LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.16)	(0.22)	(0.03)	(0.05)
From net realized gain on investments	(3.67)	—	(0.19)	(1.87)	(1.91)
Total Distributions	(3.82)	(0.16)	(0.41)	(1.90)	(1.96)
Net Asset Value, End of Period	$40.20	$39.45	$33.45	$34.33	$35.96
Total Return	12.52%	18.40%	(1.29)%	0.84%	32.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$38,735	$34,506	$31,946	$28,686	$24,152
Ratio of expenses to average net assets
Before waivers and reimbursements	1.48%	1.45%	1.49%	1.54%	1.97%
Net of waivers and reimbursements	0.95%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.21)%	(0.03)%	0.06%	0.16%	(1.00)%
Net of waivers and reimbursements	0.32%	0.32%	0.45%	0.60%	(0.13)%
Portfolio turnover rate(2)	68%	53%	49%	52%	53%

(1)  Per share net investment loss has been calculated using the daily average share method.

(2)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Year Ended June 30, 2018	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$39.40	$34.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.10 (2)	0.12
Net realized and unrealized gain on investments	4.43	4.78
Total Income from Investment Operations	4.53	4.90
LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.16)
From net realized gain on investments	(3.67)	—
Total Distributions	(3.83)	(0.16)
Net Asset Value, End of Period	$40.10	$39.40
Total Return	12.42%	14.13	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in hundreds)	$1	$1
Ratio of expenses to average net assets
Before waivers and reimbursements	492.96%	285.93	%(4)
Net of waivers and reimbursements	0.95%	1.10	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(491.76)%	(284.49	)%(4)
Net of waivers and reimbursements	0.25%	0.34	%(4)
Portfolio turnover rate(5)	68%	53%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of each of the Frontier MFG Global Equity Fund (the "Global Equity Fund"), Frontier MFG Global Plus Fund (the "Global Plus Fund") and Frontier Timpani Small Cap Growth Fund (the "Timpani Fund") is capital appreciation. The investment objective of the Frontier MFG Core Infrastructure Fund (the "Core Fund") is long-term capital appreciation. The investment objective of the Frontier Phocas Small Cap Value Fund (the "Phocas Fund") is long-term total investment through capital appreciation. Each Fund is a diversified fund, except the Global Equity and Global Plus Funds, which are non-diversified.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra")	MFG Asset Management ("MFG")	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Global Plus Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class • Class Y (c)	Mar. 23, 2015
Core Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Jan. 18, 2012
Timpani Fund	Timpani Capital Management LLC ("Timpani") (d)	None	Multi-Class • Institutional • Service Class • Class Y	Mar. 23, 2011
Phocas Fund	Frontegra	Phocas Financial Corp. ("Phocas")	Multi-Class • Institutional • Service Class	Sep. 29, 2006

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  As of June 30, 2018, the Service Class shares of the Global Equity Fund had not commenced operations.

(c)  As of June 30, 2018, the Class Y shares of the Global Plus Fund had not commenced operations.

(d)  Timpani is an affiliate of Frontegra.

(2)  SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer bid quotations. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time the Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities. The Fund will value foreign securities at fair value using fair valuation procedures approved by the Board of Directors (the "Board"), taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Global Equity, Global Plus and Core Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisers or subadvisers pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of valuation procedures.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of inputs used to value the Funds' securities as of June 30, 2018:

Global Equity Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$771,971,330	$131,508,389	$—	$903,479,719
Total Equity	771,971,330	131,508,389	—	903,479,719
Short-Term Investments	198,221,662	—	—	198,221,662
Total Investments in Securities	$970,192,992	$131,508,389	$—	$1,101,701,381

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Global Plus Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$289,721,143	$49,307,450	$—	$339,028,593
Total Equity	289,721,143	49,307,450	—	339,028,593
Short-Term Investments	75,868,492	—	—	75,868,492
Total Investments in Securities	$365,589,635	$49,307,450	$—	$414,897,085

Core Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$225,559,319	$153,372,938	$—	$378,932,257
Closed-End Funds	1,896,067	3,140,515	—	5,036,582
Total Equity	227,455,386	156,513,453	—	383,968,839
Short-Term Investments	11,821,574	—	—	11,821,574
Total Investments in Securities	$239,276,960	$156,513,453	$—	$395,790,413

Timpani Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$74,106,870	$—	$—	$74,106,870
Total Equity	74,106,870	—	—	74,106,870
Short-Term Investments	3,701,714	—	—	3,701,714
Total Investments in Securities	$77,808,584	$—	$—	$77,808,584

Phocas Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$37,850,510	$—	$—	$37,850,510
Total Equity	37,850,510	—	—	37,850,510
Short-Term Investments	1,065,523	—	—	1,065,523
Total Investments in Securities	$38,916,033	$—	$—	$38,916,033

(a)  See each Fund's Schedule of Investments for sector or country classifications.

It is the Funds' policy to record transfers between levels at the end of the reporting period. The table below shows the transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model. The Funds did not hold any Level 3 securities as of June 30, 2018.

	Global Equity Fund	Global Plus Fund	Core Fund
Transfers out of Level 1	$(68,323,733)	$(24,873,966)	$(91,755,573)
Transfers into Level 2	68,323,733	24,873,966	91,755,573
Net transfers	$—	$—	$—

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the Core Fund, dividends from net investment income are usually declared and paid annually. The Core Fund usually declares and pays dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the fiscal years ended June 30, 2018, and June 30, 2017, were as follows:

	Year Ended June 30, 2018			Year Ended June 30, 2017
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Global Equity Fund	$11,470,292	$34,574,142	$46,044,434	$16,181,930	$32,521,037	$48,702,967
Global Plus Fund	8,238,519	845,224	9,083,743	257,110	—	257,110
Core Fund	11,183,377	34,206	11,217,583	5,721,900	358,530	6,080,430
Phocas Fund	130,243	3,114,432	3,244,675	148,581	—	148,581

At June 30, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

	Global Equity Fund	Global Plus Fund	Core Fund	Timpani Fund	Phocas Fund
Cost of investments	$822,939,923	$356,380,638	$374,570,329	$54,097,561	$30,178,180
Gross unrealized appreciation	$303,657,569	$67,628,002	$38,501,787	$24,302,776	$9,647,477
Gross unrealized depreciation	(24,896,111)	(9,111,555)	(17,281,703)	(591,753)	(909,624)
Net unrealized appreciation	278,761,458	58,516,447	21,220,084	23,711,023	8,737,853
Undistributed ordinary income	14,214,372	11,688,260	1,378,242	—	1,853,423
Undistributed long-term capital gain	44,543,040	6,318,710	—	3,981,485	2,979,388
Other accumulated gains (losses)	(43,008)	(25,700)	592	(295,175)	—
Total distributable earnings	$337,475,862	$76,497,717	$22,598,918	$27,397,333	$13,570,664

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

During the year ended June 30, 2018, the Global Plus Fund and the Timpani Fund utilized capital loss carryforwards of $312,481 and $2,523,110, respectively.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of the fiscal year ended June 30, 2018, the Timpani Fund deferred, on a tax basis, an ordinary late-year loss of $295,069.

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Each Fund separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investing in foreign companies involves risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

(f)  Agreement and Plan of Reorganization

On November 14, 2017, shareholders of the Frontier Netols Small Cap Value Fund — Institutional Class and Class Y ("Netols Fund — Institutional Class" and "Netols Fund — Class Y" and together, the "Netols Fund") approved the reorganization of the Netols Fund with and into the Phocas Fund — Institutional Class. The purpose of the reorganization was to combine two funds within the Company with similar investment objectives and strategies. The reorganization provided for the transfer of assets of the Netols Fund to the Phocas Fund and the assumption of the liabilities of the Netols Fund by the Phocas Fund. The reorganization was effective as of the close of business on November 17, 2017. For each share of the Netols Fund — Institutional Class and Netols Fund — Class Y, shareholders received 0.0988 share and 0.0825 share, respectively, of the Phocas Fund — Institutional Class. The following tables illustrate the specifics of the reorganization:

Netols Fund Net Assets		Shares Issued to Shareholders of Netols Fund	Phocas Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$25,882,024	(1)	692,998	$34,717,866	$60,599,890	Non-taxable

(1)  Includes accumulated net realized gain and net unrealized appreciation on investments in the amounts of $9,571,855 and $2,222,159, respectively.

For financial reporting purposes, assets received and shares issued by the Phocas Fund were recorded at fair value; however, the cost basis of the investments received from the Netols Fund was carried forward to align ongoing reporting of the Phocas Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganization had been completed on July 1, 2017, the beginning of the reporting period, the pro forma results of operations for the year ended June 30, 2018, would have been as follows:

Net investment income	$179,970
Net realized gain on investments	20,712,322
Change in net unrealized depreciation on investments	(15,076,133)
Net increase in net assets resulting from operations	$5,816,159

Because the Phocas Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Netols and Phocas Funds that have been included in the Phocas Fund's Statement of Operations since November 17, 2017.

(g)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred that do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund's relative net assets or by other equitable means.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2018, the following table shows the reclassifications made:

	Global Equity Fund	Global Plus Fund	Core Fund	Timpani Fund	Phocas Fund
Paid in capital	$—	$—	$—	$(486,749)	$50,032
Undistributed net investment income (loss)	(87,745)	(26,823)	(101,134)	486,749	—
Accumulated undistributed net realized gain (loss)	87,745	26,823	101,134	—	(50,032)

The permanent differences primarily relate to foreign currency and net operating losses.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

The Company, on behalf of the Global Equity, Global Plus, Core and Phocas Funds, has entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to such Funds. Timpani, an affiliate of Frontegra, is the investment adviser to the Timpani Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra and Timpani have agreed to waive their respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the respective adviser. The expense cap agreements will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontier Fund	Annual Advisory Fees	Expense Limitation
Global Equity Fund	0.80%	0.80%
Global Plus Fund - Institutional Class	0.80%	0.80%
Global Plus Fund - Service Class	0.80%	0.95%
Core Fund - Institutional Class	0.70%	0.70%
Core Fund - Service Class	0.70%	0.85%

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Frontier Fund	Annual Advisory Fees	Expense Limitation
Timpani Fund - Institutional Class	1.00%	1.10%
Timpani Fund - Service Class	1.00%	1.25%
Timpani Fund - Class Y	1.00%	1.50%
Phocas Fund - Institutional Class	1.00%	0.95%
Phocas Fund - Service Class	1.00%	1.10%

Effective July 1, 2018, the annual advisory fees for each class of the Phocas Fund were reduced to 0.85%.

An adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of the recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on:

	June 30,
	2019	2020	2021	Total
Global Equity Fund	$543,066	$520,095	$549,935	$1,613,096
Global Plus Fund	161,019	258,029	331,218	750,266
Core Fund	235,636	272,224	325,570	833,430
Timpani Fund	117,182	129,977	150,722	397,881
Phocas Fund	115,125	122,491	205,354	442,970

Frontegra has entered into a subadvisory agreement under which MFG serves as the subadviser to the Global Equity, Global Plus and Core Funds, and subject to Frontegra's supervision, manages each Fund's portfolio assets. Under the agreement, MFG is compensated by Frontegra for its investment advisory services at the annual rate of 75% of the net advisory fee received by Frontegra with respect to each Fund, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. In the event Frontegra is required to reimburse expenses to a Fund under the terms of the expense cap agreement, MFG shall reimburse Frontegra 75% of the reimbursed expenses.

Frontegra has also entered into a subadvisory agreement under which Phocas serves as the subadviser to the Phocas Fund, and subject to Frontegra's supervision, manages the Fund's portfolio assets. Under the agreement, Phocas is compensated by Frontegra for its investment advisory services at the annual rate of 0.25% of the Fund's average daily net assets when the Fund has net assets of $75,000,000 or less, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. When the Phocas Fund's net assets exceed $75,000,000, Frontegra will compensate Phocas at 50% of the net advisory fee received by Frontegra from the Fund after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of June 30, 2018, the Global Equity, Global Plus, Core and Timpani Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2018, are summarized below:

	Global Equity Fund	Global Plus Fund	Core Fund	Timpani Fund	Phocas Fund
Purchases	$283,444,165	$220,754,386	$204,617,169	$81,078,571	$25,620,507
Sales	$485,298,044	$257,132,588	$55,981,712	$72,318,798	$51,969,505

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Global Plus and Timpani Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Class Y shares of each Fund pay an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra and MFG, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. As of June 30, 2018, the Class Y shares of the Global Plus Fund had not commenced operations. For the year ended June 30, 2018, the Timpani Fund incurred $11,299 under the 12b-1 Plan.

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Class Y and Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Service Class and Class Y shares of the applicable Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As of June 30, 2018, the Class Y shares of the Global Plus Fund and the Service Class shares of the Global Equity Fund had not commenced operations. For the year ended June 30, 2018, the Service Plan expenses were as follows:

Service Plan Expenses
Global Plus Fund - Service Class	$61,257
Core Fund - Service Class	$13,632
Timpani Fund - Service Class	$131
Timpani Fund - Class Y	$6,779
Phocas Fund - Service Class	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2018

To the Shareholders and Board of Directors of Frontier Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontier Funds, Inc. comprising Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier MFG Core Infrastructure Fund, Frontier Timpani Small Cap Growth Fund, and Frontier Phocas Small Cap Value Fund (the "Funds") as of June 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for Frontier MFG Global Equity Fund, Frontier MFG Core Infrastructure Fund, Frontier Timpani Small Cap Growth Fund, and Frontier Phocas Small Cap Value Fund, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended for Frontier MFG Global Plus Fund (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 27, 2018

BOARD OF DIRECTORS' APPROVAL OF ADVISORY AND
SUBADVISORY AGREEMENTS

(Unaudited)

The Board of Directors (the "Board") of Frontier Funds, Inc. (the "Company"), including the directors who are not "interested persons" as defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "Independent Directors"), met on May 22, 2018, to consider the annual renewal of:

(a)  the investment advisory agreement between Frontegra Asset Management, Inc. ("Frontegra") and the Company on behalf of the Frontier MFG Global Equity Fund (the "Global Equity Fund"), the Frontier MFG Global Plus Fund (the "Global Plus Fund"), the Frontier MFG Core Infrastructure Fund (the "Core Fund"), and the Frontier Phocas Small Cap Value Fund (the "Phocas Fund") (the "Existing Frontegra Advisory Agreement");

(b)  the investment advisory agreement between Timpani Capital Management, LLC ("Timpani") and the Company on behalf of the Frontier Timpani Small Cap Growth Fund (the "Timpani Fund") (the "Timpani Advisory Agreement"); and

(c)  the existing subadvisory agreements for the Global Equity Fund, the Global Plus Fund, the Core Fund and the Phocas Fund (collectively, the "Subadvised Funds").

At the May 22, 2018 meeting, the Board also considered new advisory and subadvisory agreements to take effect upon a change in control of Frontegra. As discussed in more detail in the Company's Definitive Proxy Statement, filed with the SEC on July 23, 2018, the Existing Frontegra Advisory Agreement and existing subadvisory agreements will terminate later this year due to a proposed change of control of Frontegra. Frontegra North America Holdings Inc. ("FNAH"), a majority-owned subsidiary of Magellan Financial Group Limited ("MFG") and affiliate of Magellan Asset Management Limited doing business as MFG Asset Management ("MFG Asset Management") (the subadviser to the Global Equity Fund, the Global Plus Fund and the Core Fund (collectively, the "MFG Funds")), will acquire 100% of the equity interests of Frontegra in accordance with the terms of certain purchase and sale agreements relating to Frontegra and affiliated companies owned or previously owned by William D. Forsyth III (the "Transaction"). The purchase of Frontegra will constitute an "assignment" of the Existing Frontegra Advisory Agreement within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). The new agreements will become effective upon closing of the purchase of Frontegra, subject to approval by shareholders. Timpani is not affected by the Transaction. Accordingly, no changes will occur to the Timpani Advisory Agreement.

In light of the Transaction and in order to avoid disruption to the Subadvised Funds' investment programs, the Board, including a majority of Independent Directors, also considered the approval of:

(a)  the proposed investment advisory agreement between Frontegra and the Company on behalf of the Subadvised Funds to be effective upon the change of control of Frontegra (the "New Frontegra Advisory Agreement"); and

(b)  the new subadvisory agreements for the Subadvised Funds to be effective upon the change of control of Frontegra.

New and Existing Frontegra Advisory Agreements (Global Equity Fund, Global Plus Fund, Core Fund and Phocas Fund)

In connection with its review of the Existing Frontegra Advisory Agreement and the New Frontegra Advisory Agreement, the Board was provided materials relevant to its consideration of such agreements, such as information regarding Frontegra's compliance program, personnel and financial condition, summary data and risk management reports provided by Fund management and a memorandum prepared by the Company's legal counsel. The Board also reviewed the advisory fee payable by each Subadvised Fund under both agreements, the expense cap agreement between the Company and Frontegra on behalf of each Subadvised Fund and comparative fee and expense information provided by an independent service. The Board noted that the New Frontegra Advisory Agreement contains similar terms with respect to the investment advisory services provided by Frontegra and an identical fee structure as the Existing Frontegra

Advisory Agreement, except for the reduction of the Phocas Fund's advisory fee to 0.85%, effective July 1, 2018. The Directors noted that the New Frontegra Advisory Agreement would continue the relationship between the Company and Frontegra while adding more specificity about the advisory and administrative services provided by Frontegra under such agreement. The Board was also provided with Frontegra's response to the Section 15(c) request submitted by the Company's legal counsel on behalf of the Directors, as well as a response provided by MFG Asset Management that provided additional details about the Transaction.

The Directors discussed with representatives of Frontegra the operations of the Subadvised Funds and the nature, extent and quality of the advisory and other services provided to the Subadvised Funds by Frontegra. The Directors also met with representatives of MFG via teleconference at the May 22, 2018, meeting who provided additional information about the Transaction, MFG's and FNAH's financial arrangements with Frontegra and its affiliates and other relevant information. The Board also referred to a memorandum from Frontegra's legal counsel that contained a detailed discussion regarding the Transaction and was previously reviewed by the Board at its February 27, 2018, Board meeting.

In reaching its decision to renew the Existing Frontegra Advisory Agreement and approve the New Frontegra Advisory Agreement, the Board considered their legal responsibilities with regard to all factors deemed to be relevant to its consideration of each agreement, as applicable, including but not limited to the following: (1) information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by Frontegra, as well as the quality of the services provided to the Subadvised Funds and other portfolios of the Company since Frontegra first became investment adviser to the Company in 1996; (2) the performance of each Subadvised Fund since Frontegra became the investment adviser to such Fund; (3) the fact that the Transaction is not expected to affect the manner in which each Subadvised Fund is advised and MFG and Frontegra's assurances that no diminution in services provided by Frontegra will occur; (4) the fact that the Company's key management personnel are not expected to change following the Transaction and the investment management teams at each Subadviser will continue to manage the applicable Subadvised Funds; (5) the fee structure under the New Frontegra Advisory Agreement would be identical to the fee structure under the Existing Frontegra Advisory Agreement, including the pending reduction in the Phocas Fund's advisory fee that would be effective July 1, 2018; (6) the fact that Frontegra and FNAH have no present intention to increase the advisory fee rate or alter the expense waivers; (7) MFG's and Frontegra's representations about Frontegra's financial resources notwithstanding the restructuring of, and increase to, MFG Asset Management's subadvisory fee and the anticipated financial support to be available to Frontegra through FNAH; (8) the changes to terms in the New Frontegra Advisory Agreement from the Existing Frontegra Advisory Agreement are generally to conform to current regulatory requirements and industry best practices and to specify the additional advisory and administrative services Frontegra provides as investment adviser to the Subadvised Funds; and (9) other factors deemed relevant. The Board noted that if the Transaction was not consummated, the Existing Frontegra Advisory Agreement would remain in effect through the current term of the agreement.

The Board also considered whether the Transaction was structured in compliance with Section 15(f) of the 1940 Act, which contains provisions intended to protect the interests of Fund shareholders.

The Board also took into account their cumulative experience in working with Frontegra and its ongoing review of information and discussions with representatives of Frontegra throughout the year at Board meetings. The Board also considered the information routinely provided at quarterly meetings throughout the year regarding brokerage and trading, Fund expenses, compliance issues and related matters. The Independent Directors met in executive session to discuss Frontegra's 15(c) response and the proposed renewal of the Existing Frontegra Advisory Agreement and approval of the New Frontegra Advisory Agreement. During the executive session, the Independent Directors discussed the responsibilities and duties of the Board of Directors in considering the renewal and approval of the agreements with the Company's legal counsel. The Independent Directors also met in executive session with the Company's Chief Compliance Officer to discuss compliance matters.

With respect to both the Existing Frontegra Advisory Agreement and the New Frontegra Advisory Agreement, the Board considered whether such agreements would be in the best interests of each Subadvised Fund and its shareholders and the overall fairness of the agreements. Among other things, the Board reviewed information concerning: (1) the nature, extent and quality of the services provided by Frontegra; (2) each Subadvised Fund's investment performance; (3) the cost of the services provided and the profits realized by Frontegra and its affiliates from their relationship with the Company on behalf of each Subadvised Fund; (4) the extent to which economies of scale have been or will be realized as each Subadvised Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of each Subadvised Fund's shareholders. In its deliberations, the Board did not identify any single factor as determinative.

In considering the Existing Frontegra Advisory Agreement and the New Frontegra Advisory Agreement, the Board reviewed and analyzed various factors with respect to each Subadvised Fund that it determined were relevant, including the factors below, and made the following conclusions with respect to each Subadvised Fund.

Nature, Extent and Quality of the Services to be Provided. The Board considered Frontegra's background and services it would continue to provide to the Subadvised Funds and their shareholders under both agreements, as well as the qualifications and background of Frontegra and its personnel. The Board noted that Frontegra serves as a manager of managers and had selected the subadvisers to make the day-to-day investment decisions for the Subadvised Funds. The Board considered that Frontegra has 22 years of experience in hiring and supervising subadvisers to portfolios in the Frontier family of funds. The Board discussed Frontegra's responsibilities for overseeing the subadvisers and supervising the management of the Subadvised Funds' investments. The Board also considered the quality of other services provided by Frontegra, including monitoring each Fund's compliance with applicable requirements under the securities laws, due diligence of subadvisers, performance oversight, risk management oversight, oversight and coordination of service providers, oversight of financial reporting, oversight of the Subadvised Funds' valuation policy, administration of the Subadvised Funds' compliance program and the shareholder servicing and administrative services provided by Frontegra to the Subadvised Funds, such as the provision of Fund officers and office space. The Board concluded that the range of services to be provided by Frontegra was appropriate and that Frontegra was qualified to provide such services. With respect to the New Frontegra Advisory Agreement, the Board took into account that there will be no changes that will adversely impact Frontegra's ability to provide the same quality of services as are provided under the Existing Advisory Agreement, and the advisory services to be provided under the New Frontegra Advisory Agreement are similar to those provided under the Existing Frontegra Advisory Agreement. The Board concluded that the range of services to be provided by Frontegra under both agreements was appropriate and that Frontegra was qualified to provide such services.

Performance Record of the Funds. As described in more detail under "Subadvisory Agreements," the Board reviewed each Subadvised Fund's performance record for the periods ended December 31, 2017. The Directors considered that Frontegra does not directly manage the Subadvised Funds' investment portfolios, but had delegated those duties to the respective subadvisers. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Subadvised Funds and their shareholders were likely to benefit from Frontegra's continued management.

Advisory Fees. The Board compared each Subadvised Fund's contractual advisory fee and total expense ratio to the industry data with respect to other mutual funds in the same Morningstar peer group under both the Existing and New Frontegra Advisory Agreements. The Board noted that the advisory fees for the Global Equity Fund and Global Plus Fund (the "MFG Global Funds") were higher than the industry average for funds in the same Morningstar category. It also noted that the total expense ratios of the Institutional Class shares of each of the MFG Global Funds and Service Class shares of the Global Plus Fund, after giving effect to the contractual expense cap agreement, were generally in line with industry averages. The net expense ratio of the Class Y shares of the Global Plus Fund was well below the industry average of comparable funds. The Board noted that the advisory fee for the Core Fund was below the industry average for funds in the same Morningstar category, and that the total expense ratio of the Institutional Class and Service Class shares of the Core Fund, after giving effect to the contractual expense cap agreement, were both well below industry averages. With respect to the Phocas Fund, the Board noted that the Phocas Fund's advisory fee would be reduced under both the Existing and New Frontegra Advisory Agreements from an annual rate of 1.00% to 0.85% of the Fund's average daily net assets ("ADNA"), effective July 1, 2018. The Board noted that the new advisory fee for the Phocas Fund was below the industry average for funds in the same Morningstar category, and that the total expense ratios of the Institutional Class and Service Class shares of the Phocas Fund, after giving effect to the contractual expense cap agreement, were both below industry averages. Based on the foregoing, the Board concluded that the advisory fee paid by each Subadvised Fund to Frontegra was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. The Board considered information regarding the costs and profitability of Frontegra with respect to the Subadvised Funds. The Board considered the amount of the advisory fee Frontegra would retain with respect to each of the MFG Funds under the new subadvisory agreement with MFG Asset Management. The Board considered information concerning Frontegra's financial condition, costs and profitability. The Board considered the proposed restructuring of, and increase to, the subadvisory fee with MFG Asset Management on Frontegra's expected profitability for the MFG Funds, as well as representations by Frontegra and MFG that Frontegra will have sufficient financial resources to provide the contracted services to the Subadvised Funds following the closing of the Transaction. The Board considered the fact that Frontegra had renewed the contractual expense cap agreement on behalf of the Subadvised Funds. The Board noted that Frontegra was still waiving a portion of its fees for each Subadvised Fund. The Board concluded that Frontegra's current level of profitability was reasonable considering the quality of management and the fact that Frontegra was waiving a portion of its fees for the Subadvised Funds.

Economies of Scale. The Board reviewed asset levels on a per Subadvised Fund and aggregate basis, and considered whether there may be economies of scale in the management of each Subadvised Fund at current levels and if its assets were to increase significantly. The Board noted that the Global Equity Fund is closed to new investors. The Board concluded that the assets of the Subadvised Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the expense cap agreements in place between Frontegra and each Subadvised Fund and that the current fee arrangements were appropriate.

Benefits to Frontegra. The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as adviser to the Subadvised Funds (in addition to the advisory fee). The Board noted that Frontier Partners, Inc., an affiliated company ("Frontier"), provides consulting and marketing services to, and is compensated by the subadvisers to the Subadvised Funds for new client relationships introduced to the subadvisers, and Frontegra Strategies, LLC, the Company's distributor (the "Distributor"), will receive solicitation fees from MFG Asset Management for referrals of new shareholders to the MFG Funds. However, the Board determined that Frontegra's services to the Subadvised Funds would not be compromised by this potential conflict of interest, noting that the Subadvised Funds do not pay any solicitation fees to Frontier or any affiliate. The Board also considered financial arrangements, stock ownership and other benefits to Mr. Forsyth under the purchase and sale agreements and the employment agreement with FNAH, as well as the parties' undertaking to comply with the Section 15(f) safe harbor with respect to payments in connection with the transfer of advisory arrangements.

On the basis of its review of the foregoing information, the Board found that the terms of the Existing Frontegra Advisory Agreement and the New Frontegra Advisory Agreement were fair and reasonable and in the best interests of each Fund's shareholders.

Timpani Advisory Agreement (Timpani Fund)

In connection with the Board's review of the Timpani Advisory Agreement at the May 22, 2018, meeting, the Board was provided materials relevant to its consideration of the agreement, such as performance assessments against the Timpani Fund's peer group and benchmark index, Timpani's Form ADV, information regarding the Timpani's compliance program, personnel and financial condition, summary data and a risk management report provided by Fund management and a memorandum prepared by the Company's legal counsel. The Board also reviewed the advisory fee payable by the Timpani Fund under the Timpani Advisory Agreement, the expense cap agreement between the Company and Timpani on behalf of the Timpani Fund and comparative fee and expense information provided by an independent service. The Board was also provided with Timpani's response to the Section 15(c) request submitted by the Company's legal counsel on behalf of the Directors. The Directors discussed with representatives of Timpani the operations of the Timpani Fund and the nature, extent and quality of the advisory and other services provided to the Timpani Fund by Timpani.

In evaluating the Timpani Advisory Agreement, the Board took into account their cumulative experience in working with Timpani and their ongoing review of information and discussions with representatives of Timpani throughout the year at Board meetings. The Board also took into account information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by Timpani, performance of the Timpani Fund, brokerage and trading, Timpani Fund expenses, compliance issues and related matters. The Independent Directors met in executive session to discuss Timpani's 15(c) response and the proposed renewal of the Timpani Advisory Agreement. The Board also noted that the Transaction had no effect on the Timpani Fund. During the executive session, the Independent Directors discussed the responsibilities and duties of the Board of Directors in considering the continuation of the agreements with legal counsel. The Independent Directors also met in executive session with the Company's Chief Compliance Officer to discuss compliance matters.

With respect to the Timpani Advisory Agreement, the Board considered whether such agreement would be in the best interests of the Timpani Fund and its shareholders and the overall fairness of the agreement. Among other things, the Board reviewed information concerning: (1) the nature, extent and quality of the services provided by Timpani; (2) the Timpani Fund's investment performance; (3) the cost of the services provided and the profits realized by Timpani and its affiliates from their relationship with the Company on behalf of the Timpani Fund; (4) the extent to which economies of scale have been or will be realized as the Timpani Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Timpani Fund's shareholders. In its deliberations, the Board did not identify any single factor as determinative.

In considering the Timpani Advisory Agreement, the Board reviewed and analyzed various factors with respect to the Timpani Fund that it determined were relevant, including the factors below, and made the following conclusions with respect to the Timpani Fund.

Nature, Extent and Quality of the Services to be Provided. The Board considered Timpani's experience as a small cap growth manager and services it would continue to provide to the Timpani Fund and its shareholders under the Timpani Advisory Agreement. The Board considered the experience of Timpani and its portfolio manager managing small cap growth accounts. The Board discussed Timpani's responsibilities for managing the Fund's investments and overseeing the Fund's other activities, such as monitoring its compliance with applicable requirements under the securities laws. The Board noted that certain distribution, administrative and compliance services are provided by Frontegra and the Distributor, each an affiliate of Timpani. The Board concluded that the range of services to be provided by Timpani was appropriate and that Timpani was qualified to provide such services.

Investment Performance. The Board reviewed the performance of the Institutional Class for the one-year, three-year, five-year and since-inception periods ended December 31, 2017. The Board also reviewed performance information for the Service Class and Class Y shares for the applicable periods. The Board noted that the Institutional Class of the Timpani Fund has outperformed the index for the one-year, five-year and since-inception periods, and has underperformed the index for the three-year period. The Board noted that the Timpani Fund had significant underperformance in 2014 and 2016 due to Timpani's style being out of favor, followed by outperformance in 2017. The Board concluded that the Timpani Fund's performance was satisfactory and that Timpani would continue to provide a high level of advisory services to the Timpani Fund.

Advisory Fee. The Board compared the Fund's contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same Morningstar peer group. The Board noted that the Fund's advisory fee was above the industry average. The Board considered the expenses of the Institutional Class of the Fund, and also reviewed Service Class and Class Y expense information. The Board noted that, after giving effect to the expense cap agreement, the total expense ratio for Institutional Class and Class Y shares was slightly below the industry average and the net expense ratio for Service Class shares was above the industry average. The Board also considered the fee rates charged to Timpani's separate account clients and noted that the fee schedule is consistent with the Fund's advisory fee. The Board noted that Timpani maintains a number of subadvisory arrangements with unaffiliated mutual funds and a collective investment trust but did not consider the subadvisory fees to be a material factor given that Timpani's services are limited to asset management. The Board concluded that the advisory fee paid by the Timpani Fund to Timpani was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. The Board reviewed information concerning Timpani's financial condition, costs and profitability. The Board also considered the effect of the expense cap agreement on Timpani's compensation, noting that Timpani had waived a portion of its advisory fee under the agreement for the past two years. The Board concluded that Timpani's current level of profitability was reasonable considering the quality of management and the fact that Timpani was waiving fees for the Fund.

Economies of Scale. Given the Fund's current asset level, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund's assets.

Benefits to Timpani. The Board considered information presented regarding any benefits to Timpani or its affiliates from serving as adviser to the Fund (in addition to the advisory fee). The Board noted that Timpani's affiliate, Frontier, provides consulting services to, and is entitled to compensation from, Timpani, including with respect to new shareholders introduced to the Timpani Fund. However, the Board determined that Timpani's services to the Fund would not be compromised by this potential conflict of interest. The Board also noted that William D. Forsyth III, the President of the Company and Frontegra, is also an officer and director of Timpani and that Frontegra and its affiliates provide various services to Timpani with respect to the Fund for which Timpani is not charged. The Board concluded that the other benefits to Timpani from its relationship with the Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the Timpani Advisory Agreement were fair and reasonable and in the best interests of the shareholders of the Timpani Fund.

New and Existing Subadvisory Agreements

New and Existing Subadvisory Agreements between Frontegra and MFG Asset Management

In connection with the Board's consideration of the existing subadvisory agreement between Frontegra and MFG Asset Management (the "Existing MFG Agreement") and the proposed new subadvisory agreement between Frontegra and MFG Asset Management (the "New MFG Agreement") at the May 22, 2018, meeting, the Board was provided materials relevant to its consideration of both agreements, such as performance assessments against each MFG Fund's peer group and benchmark index, MFG Asset Management's Form ADV, information regarding MFG Asset Management's compliance program, personnel and financial condition, summary data and a risk management report provided by Fund management and a memorandum prepared by the Company's legal counsel. The Board was also provided with MFG Asset Management's responses to the Section 15(c) request submitted by the Company's legal counsel on behalf of the Directors. The Directors discussed the Transaction and the 15(c) response with two representatives of MFG who participated in the meeting telephonically, including the nature, extent and quality of the subadvisory and other services provided and to be provided to the MFG Funds by MFG Asset Management.

The Independent Directors met in executive session to discuss MFG Asset Management's 15(c) response and the proposed renewal of the Existing MFG Agreement and approval of the New MFG Agreement. During the executive session, the Independent Directors discussed the responsibilities and duties of the Board of Directors in considering the approval of the New MFG Agreement with the Company's legal counsel. The Independent Directors also met in executive session with the Company's Chief Compliance Officer to discuss compliance matters.

In considering the Existing MFG Agreement and the New MFG Agreement, the Board reviewed and analyzed various factors with respect to each of the MFG Funds that it determined were relevant, including the factors below, and made the following conclusions with respect to each MFG Fund.

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered MFG Asset Management's investment strategy for each MFG Fund, experience as a global equity and core infrastructure manager, key personnel involved in providing investment management services to the MFG Funds and financial condition, including the financial condition of MFG Asset Management's parent company. The Board also considered services provided by MFG Asset Management under the Existing and New MFG Agreements, including the management of each MFG Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions, reporting and assisting with the Funds' compliance program. The Board considered certain additional responsibilities MFG Asset Management had agreed to perform under the New MFG Agreement. The Board concluded that the nature, extent and quality of the services provided by MFG Asset Management to the MFG Funds were appropriate and that each Fund was likely to continue to benefit from services provided by MFG Asset Management under the Existing MFG Agreement and New MFG Agreement.

Investment Performance. The Board reviewed the performance record of the Institutional Class of the MFG Funds as of December 31, 2017. The Board also reviewed performance information for the Service Class shares of the Global Plus Fund and the Core Fund for the applicable periods. It noted that the Institutional Class of the Global Equity Fund and the Core Fund had outperformed its benchmark index for the one-year, three-year, five-year and since inception periods ended December 31, 2017. The Board noted that the Institutional Class of the Global Plus Fund had outperformed its benchmark index for the one-year and since inception periods ended December 31, 2017. The Board also considered MFG Asset Management's quarterly portfolio commentary and discussion of each of the MFG Funds' performance. The Board also reviewed the performance of MFG Asset Management's composite of other accounts managed in the global equity and global equity plus style and the core infrastructure style. The Board concluded that MFG Asset Management would continue to provide a high level of subadvisory services to each of the MFG Funds. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each of the MFG Funds and their shareholders was likely to benefit from Frontegra's continued management.

Subadvisory Fees. The Board reviewed and considered the subadvisory fee payable by Frontegra to MFG Asset Management under the Existing MFG Agreement and New MFG Agreement, noting that the subadvisory fee structure was negotiated at arm's length between Frontegra and MFG Asset Management, which was an unaffiliated third party at the time the fee schedule was negotiated. The Board noted there was no change to the fees under the Existing MFG Agreement. With respect to the Existing MFG Agreement, the Board determined that the subadvisory fee was appropriate. With respect to the New MFG Agreement, the Board considered the proposed increase in subadvisory fees payable to MFG Asset Management and that MFG Asset Management agreed to pay for or reimburse Frontegra for, as applicable, organizational expenses of the MFG Funds, any expense reimbursements made by Frontegra pursuant to the expense cap agreement, and all sub-transfer agent fees. The Board determined that the increased subadvisory fee payable with respect to the MFG Funds was appropriate in light of these additional financial obligations of MFG Asset Management as they relate to Frontegra and the fact that that MFG Asset Management and Frontegra will be under common control following the Transaction. As a result, MFG has provided additional financial undertakings through its subsidiary MFG Asset Management in the New MFG Agreement and has represented that Frontegra will receive sufficient financial support through FNAH. The Board also considered that the fees paid by shareholders of the MFG Funds will not change as a result of the restructuring of, and increase to, the subadvisory fee under the New MFG Agreement. In evaluating the subadvisory fee under the Existing MFG Agreement and the revised subadvisory fee under the New MFG Agreement, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Funds is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by MFG Asset Management or the profitability to MFG Asset Management from its relationship with the Funds to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Funds' assets increase.

Benefits to MFG Asset Management. The Board considered information presented regarding any benefits to MFG Asset Management from serving as subadviser to the MFG Funds (in addition to the subadvisory fee). The Board noted that Frontier, an affiliated company, provides consulting and marketing services to MFG Asset Management for which Frontier (or the Distributor, with respect to new shareholders introduced to the MFG Funds is compensated by MFG Asset Management. The Board concluded that the benefits realized by MFG Asset Management from its relationship with each MFG Fund was reasonable.

New and Existing Subadvisory Agreements between Frontegra and Phocas Financial Corp. ("Phocas")

In connection with the Board's review of the existing subadvisory agreement between Frontegra and Phocas (the "Existing Phocas Agreement") and the proposed new subadvisory agreement between Frontegra and Phocas (the "New Phocas Agreement") at the May 22, 2018, meeting, the Board was provided materials relevant to its consideration of the agreements, such as performance assessments against the Phocas Fund's peer group and benchmark index, Phocas' Form ADV, information regarding Phocas' compliance program, personnel and financial condition, summary data and a risk management report provided by Fund management and a memorandum prepared by the Company's legal counsel. The Board noted that the New Phocas Agreement contains similar terms and an identical fee structure as the Existing Phocas Agreement. The Independent Directors met in executive session to discuss Phocas' 15(c) response and the proposed approval of the New Phocas Agreement. During the executive session, the Independent Directors discussed the responsibilities and duties of the Board in considering the approval of the New Phocas Agreement with the Company's legal counsel. The Independent Directors also met in executive session with the Company's Chief Compliance Officer to discuss compliance matters.

In considering the Existing Phocas Agreement and the New Phocas Agreement, the Board reviewed and analyzed various factors with respect to the Phocas Fund that it determined were relevant, including the factors below, and made the following conclusions with respect to the Phocas Fund.

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Phocas' investment strategy, experience as a small cap value manager, key personnel involved in providing investment management services to the Phocas Fund, compliance record and financial condition. The Board also considered services that will continue to be provided by Phocas under the Existing and New Phocas Agreements, including managing the Phocas Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Phocas Fund's investment restrictions, reporting and assisting with the Phocas Fund's compliance program. The Board also considered the clarifying changes added to the New Phocas Agreement about other services provided to the Fund and regulatory obligations of Phocas as subadviser. The Board concluded that the nature, extent and quality of the services provided by Phocas to the Phocas Fund were appropriate and that the Phocas Fund was likely to continue to benefit from services provided by Phocas under both the Existing Phocas Agreement and New Phocas Agreement.

Investment Performance of the Phocas Fund. The Board reviewed the performance record of the Institutional Class of the Phocas Fund for the one-year, three-year, five-year, 10-year and since-inception periods ended December 31, 2017. The Board also reviewed performance information for the Service Class shares for the applicable periods. The Board noted that the Institutional Class of the Phocas Fund had underperformed its benchmark index for the three-year period and had outperformed its benchmark index for the one-year, five-year, ten-year and since inception periods ended December 31, 2017. The Board noted that the Phocas Fund had been reorganized into the Company in 2010 and returns for the since inception period included the returns for the predecessor fund, also managed by Phocas. The Board also reviewed the performance of Phocas' composite of other accounts managed in the small cap value style. The Board concluded that the Phocas Fund's performance was satisfactory and that Phocas would continue to provide a high level of subadvisory services to the Phocas Fund.

Subadvisory Fee. The Board reviewed and considered the subadvisory fee payable by Frontegra to Phocas, noting that the subadvisory fee structure was negotiated at arm's length between Frontegra and Phocas. The Board also noted that both agreements contain an identical fee schedule. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Phocas Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by Phocas or the profitability to Phocas from its relationship with the Phocas Fund to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Phocas Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Phocas Fund's assets increase.

Benefits to Phocas. The Board considered information presented regarding any benefits to Phocas from serving as subadviser to the Phocas Fund (in addition to the subadvisory fee). The Board noted Phocas' representation that the Phocas Fund allows Phocas to serve clients that do not meet Phocas' eligibility criteria for separate accounts. The Board noted that Frontier, an affiliated company of Frontegra, provides consulting and marketing services to Phocas for which Frontier may be compensated by Phocas. The Board concluded that the benefits realized by Phocas from its relationship to the Phocas Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the Existing Phocas Agreement and New Phocas Agreement were fair and reasonable and in the best interests of the shareholders of the Phocas Fund.

ADDITIONAL INFORMATION

(Unaudited)

DIRECTORS AND OFFICERS AS OF JUNE 30, 2018

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the directors and officers of the Funds is set forth below. The SAI includes additional information about the Funds' directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
William D. Forsyth III* Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President Director Secretary	Elected annually by the Board; since August 2008 (co- president from 1996 – 2008). Indefinite; since May 1996. Indefinite; since August 2014.

Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as Executive Chairman of North American Operations, MFG Asset Management, since February 5, 2018. Mr. Forsyth has served as Vice President of Timpani since August 2015. Mr. Forsyth served as President of Timpani from August 2008 to August 2015. Mr. Forsyth served as President of Timpani from August 2008 to August 2015 and served as Co-President from April 2008 to August 2008. Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Funds' shares, since August 2008 and as Co-President from August 2007 to August 2008. From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm ("Frontier Partners").

				5	None

*  Mr. Forsyth is an "interested person" of the Funds because he serves as a director and officer of Frontegra, owns 100% of Frontegra and has an indirect equity ownership interest in Timpani.

ADDITIONAL INFORMATION (continued)

(Unaudited)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008. Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 to June 2011 and from September 2014 to February 2015. She served as Chief Financial Officer of Timpani from April 2008 to March 2010. Ms. Dilworth served as Chief Compliance Officer of Frontier Partners from September 2010 to June 2011 and from September 2014 to February 2015. Ms. Dilworth has also served as Chief Compliance Officer of the Distributor since August 2008.

				N/A	N/A

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
David L. Heald 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1943	Lead Independent Director; Chair, Audit Committee	Indefinite; since June 1996

Mr. Heald previously served as a principal and a director of Consulting Fiduciaries, Inc. ("CFI") from 1994 to 2011 when he retired. CFI was a registered investment adviser that provided professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				5	None

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director	Indefinite; since October 2013	Mr. Norgaard has been an attorney with Steven K. Norgaard P.C. since 1994. From 1990 to 1994, he was an attorney at McDermott, Will & Emery.	5	Boulder Growth & Income Fund, Inc.
James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director; Chair, Nominating Committee	Indefinite; since May 2002	Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	5	IronBridge Funds, Inc. (with oversight of three portfolios)

ADDITIONAL INFORMATION (continued)

(Unaudited)

FOREIGN TAX CREDIT

For the year ended June 30, 2018, the Core Fund earned $10,282,037 in foreign source income and paid $914,985 in foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Global Equity Fund	95.67%
Global Plus Fund	46.05%
Core Fund	92.84%
Phocas Fund	43.39%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2018 was as follows:

Global Equity Fund	88.60%
Global Plus Fund	38.65%
Core Fund	29.79%
Phocas Fund	43.37%

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A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. ("Frontegra") and Timpani Capital Management LLC the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Steven Norgaard is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  In the following table, “Audit Fees” are fees billed for professional services for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  The “All Other Fees” for fiscal year 2018 relate to the principal accountant’s review of the registrant’s semi-annual report for the period ended December 31, 2017, and for consent of post effective registration statement update.  “Tax Fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no other services provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years by the principal accountant.

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$66,000	$90,600
Tax Fees	$16,250	$26,000
All Other Fees	$3,000	$2,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.  In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during fiscal year 2018.  All of the hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2018	FYE 6/30/2017
Registrant	—	—
Registrant’s Investment Adviser	$8,000	$8,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

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(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Not Applicable.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	8/22/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)
Date:	8/22/2018

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)
Date:	8/22/2018

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